UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials

                                 PENTAIR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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


                                  PENTAIR, INC.
                            1500 County Road B2 West
                           Saint Paul, Minnesota 55113

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2003


To our Shareholders:

     The Annual Meeting of Shareholders of Pentair, Inc. (the "Company") will be held at the Thrivent Financial (formerly Lutheran Brotherhood) Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, on Wednesday, April 30, 2003, at 10:00 a.m., for the following purposes:

         1. To elect two directors.

         2. To approve an amendment to the Executive Officer Performance Plan for Section 162(m) purposes.

         3. To approve an amendment to the Omnibus Stock Incentive Plan for
         Section 162(m) purposes.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 3, 2003 as the record date for determining the shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote. The Company's transfer books will not be closed.


                                          By Order of the Board of Directors



                                          Louis L. Ainsworth, Secretary


Saint Paul, Minnesota
March 19, 2003



IMPORTANT: For the Annual Meeting to be legally held, there must be a quorum (majority of the outstanding shares). Accordingly, you are urged to vote your proxy promptly by Internet or telephone as described in the voting instructions on the proxy; or date, sign and return the proxy in the enclosed envelope. This will not prevent you from voting in person if you so desire.

                      TABLE OF CONTENTS FOR PROXY STATEMENT


                                                                            PAGE

Appointment, Revocation and Voting of Proxy...................................1

Outstanding Shares and Voting Rights..........................................1

Corporate Governance Matters..................................................1

Security Ownership of Management and Beneficial Ownership.....................2

Proposals to be Acted Upon at the Annual Meeting..............................3

         Election of Directors................................................3

         Approval of an Amendment to the Executive Officer Performance Plan...5

         Approval of an Amendment to the Omnibus Stock Incentive Plan.........7

Securities Authorized for Issuance Under Equity Compensation Plans............9

Comparative Stock Performance Graph..........................................10

Executive Compensation.......................................................10

Report of the Compensation Committee of the Board of Directors...............15

Report of the Audit and Finance Committee of the Board of Directors..........20

Independent Auditors.........................................................21

Section 16(a) Beneficial Ownership Reporting Compliance......................21

Future Proposals.............................................................21

Solicitation.................................................................21

2002 Annual Report on Form 10-K..............................................21

Reduce Duplicate Mailings....................................................21

Executive Officer Performance Plan...................................APPENDIX 1

Omnibus Stock Incentive Plan.........................................APPENDIX 2

Compensation Committee Charter ......................................APPENDIX 3

Audit and Finance Committee Charter..................................APPENDIX 4

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2003
--------------------------------------------------------------------------------


                                  PENTAIR, INC.
                            1500 County Road B2 West
                           Saint Paul, Minnesota 55113

                                 March 19, 2003

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pentair, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Wednesday, April 30, 2003, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and accompanying proxy to shareholders began on or about March 19, 2003.

                   APPOINTMENT, REVOCATION AND VOTING OF PROXY

         Shareholders whose shares are registered directly with the Company's transfer agent can appoint a proxy by telephone, by Internet or by mailing their signed proxy card in the enclosed envelope. Please refer to the instructions included on the accompanying proxy to vote by proxy. Shareholders who hold shares in street name through a bank, broker or other record holder may vote by the methods that their bank or broker makes available, in which case the bank or broker will include instructions with this proxy statement. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that the shareholders must bear.

         Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy or (3) attending the Annual Meeting and casting his or her votes personally.

         A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the outstanding shares of the Company's common stock (the "Common Stock") entitled to vote on the election of directors and other proposals presented to shareholders and present in person or by proxy at the Annual Meeting is required for the election to the Board of Directors (the "Board") of each director nominee and for approval of such proposals. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

         Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the other proposals set forth in this Notice of Annual Meeting of Shareholders. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 3, 2003, the record date, there were 49,359,572 shares of the Company's Common Stock outstanding. Each share of Common Stock entitles the holder to one vote. There is no cumulative voting for directors.

                          CORPORATE GOVERNANCE MATTERS

BOARD GOVERNANCE

     In light of the enactment of the Sarbanes-Oxley Act of 2002, Securities and Exchange Commission ("SEC") rules promulgated thereunder and proposed New York Stock Exchange listing standards, the Company's Board of Directors has reviewed, revised and adopted new charters for the Board's Audit and Finance Committee, Compensation Committee,

Governance Committee and International Committee as well as Corporate Governance Principles for the Board. The Board also has adopted Pentair's Code of Business Conduct and Ethics and designated it as the code of ethics for the Company's Chief Executive Officer and senior financial officers in accordance with SEC rules. Copies of these documents are available on Pentair's website at www.pentair.com.

INDEPENDENT DIRECTORS

     The Board considers all directors other than Randall J. Hogan to be independent in accordance with the recently proposed New York Stock Exchange listing standards for independence of directors generally. Charles A. Haggerty acts as the presiding director for all executive sessions of the independent Board members.

            SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

         The following table contains information concerning the beneficial ownership of the Company's Common Stock as of March 3, 2003 by each director, by each executive officer listed in the Summary Compensation Table, by all directors and executive officers as a group and, as of December 31, 2002, by each person known to the Company to "beneficially own" more than 5% of its Common Stock.

                                                                 RIGHT TO
                                         COMMON      SHARE    ACQUIRE WITHIN  RESTRICTED      ESOP                 PERCENT
 NAME OF BENEFICIAL OWNER               STOCK(a)   UNITS(b)     60 DAYS(c)     STOCK(d)     STOCK(e)      TOTAL    OF CLASS(f)
 -----------------------------------------------------------------------------------------------------------------------------
 Louis L. Ainsworth                       28,142                     74,827        8,865         611      112,445
 William J. Cadogan                        4,700     13,096           8,482                                26,278
 Richard J. Cathcart                      32,889                    125,333       17,300       1,735      177,257
 Barbara B. Grogan                         2,400     16,898           8,482                                27,780
 Charles A. Haggerty                       9,200     22,042           8,482                                39,724
 David D. Harrison                        37,453                     83,494       17,978         249      139,174
 William H. Hernandez                        500        716           3,332                                 4,548
 Randall J. Hogan                        106,450                    265,994       67,300         320      440,064
 Stuart Maitland                             800      7,871           5,932                                14,603
 Augusto Meozzi                              200      9,738           5,932                                15,870
 William T. Monahan                          500      5,507           3,332                                 9,339
 Michael V. Schrock                       18,253                     51,666       26,084         320       96,323
 Karen E. Welke                            4,071     16,249           8,482                                28,802
 ---------------------------------------------------------------------------------------------------------------------------
 Directors and executive officers as     257,417     92,117         691,103      143,916       6,317    1,190,870      2.4%
 a group (14 persons)
 ---------------------------------------------------------------------------------------------------------------------------
 FMR Corp.(g)                          2,599,643                                                                       5.3%
 82 Devonshire Street
 Boston, MA 02109
 ---------------------------------------------------------------------------------------------------------------------------

(a) Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares. Beneficial ownership of an immaterial number of shares held by spouses and children has been disclaimed in some instances. Amounts listed do not include 471,570 shares held by the Pentair, Inc. Master Trust for various pension plans of the Company and its subsidiaries. The Trust Investment Committee of such Master Trust includes Randall J. Hogan, David
     D. Harrison and one other member of senior management. Although these individuals could be deemed under applicable Securities and Exchange Commission rules to "beneficially own" all of the shares held by these Plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.
(b) Represents share units paid under the Compensation Plan for Non-Employee Directors as to which the beneficial owner has no voting or investment power.
(c)  Represents stock options exercisable within 60 days from March 3, 2003.

(d) Restricted shares issued pursuant to incentive plans as to which the beneficial owner has sole voting power but no investment power.
(e) Represents common shares owned as a participant in the Pentair Employee Stock Ownership Plan ("Pentair ESOP"). As of March 3, 2003, Fidelity Management Trust Company ("Fidelity"), the Trustee of the Pentair ESOP, held 2,381,642 common shares (4.8%). Fidelity disclaims beneficial ownership of all shares. The Pentair ESOP participants have the right to direct the Trustee to vote their shares although participants have no investment power over such shares. The Trustee, except as otherwise required by law, votes the shares for which it has received no direction from participants, in the same proportion on each issue as it votes those shares for which it has received voting directions from participants.
(f)  Less than 1% unless otherwise indicated.
(g) Information derived from a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. As of December 31, 2002, FMR Corp. and related persons, including Edward C. Johnson III, Abigail P. Johnson and its wholly-owned subsidiaries, Fidelity Management & Research Company and Fidelity Management Trust Company, collectively had sole voting power over 1,374,673 shares and sole dispositive power over 2,599,643 shares.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                                     ITEM 1
                              ELECTION OF DIRECTORS

         The Company's By-Laws provide for a Board of ten members. The Board is divided into three classes with directors serving three-year terms but with the beginning date for each term staggered so that the term of only one class expires in any particular year. Vacancies may be filled by the Board or by election at a special meeting of shareholders. Any director elected to fill a vacancy by the remaining directors is required to stand for election at the next meeting of shareholders.

         At the forthcoming Annual Meeting, two persons have been nominated as candidates to be elected to the Company's Board. Charles A. Haggerty and Randall
J. Hogan, each incumbent directors, have been nominated for three-year terms, expiring at the 2006 Annual Meeting. Six other directors have terms of office that do not expire at this time and will continue to serve their full terms. Although there will be two vacancies remaining on the Board following this election, proxies cannot be voted for a greater number of directors than the number nominated in this proxy statement. The Company is engaged in a search to identify Board candidates for these two vacancies. Unless you direct otherwise, proxies will be voted FOR the election of all nominees listed below. Should any nominee decline or be unable to accept such nomination or to serve as director (an event the Company does not now expect to occur), proxies will be voted FOR a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

         Information concerning the persons nominated for election as directors, as well as those continuing in office, is set forth on the following pages.

DIRECTORS STANDING FOR ELECTION
FOR A THREE-YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS

CHARLES A. HAGGERTY, director since 1994, age 61
         Mr. Haggerty serves as the chair of the Company's Compensation Committee. Mr. Haggerty is currently Chief Executive Officer of LeConte Associates, LLC, a consulting and investment firm. Mr. Haggerty was Chief Executive Officer and Chairman of the Board of Western Digital Corporation, a maker of hard disc drives, from July 1993 until he retired as Chief Executive Officer in January 2000 and as Chairman in June 2000. Mr. Haggerty is also a director of Beckman Coulter, Inc., Vixel Corporation and Deluxe Corporation.

RANDALL J. HOGAN, director since 1999, age 47
         Since January 1, 2001, Mr. Hogan has been the Chief Executive Officer of the Company. Mr. Hogan became Chairman of the Board on May 1, 2002. From December 1999 through December 2000, Mr. Hogan was President and Chief Operating Officer of the Company. From March 1998 to December 1999, he was Executive Vice President and President of the Company's Electrical and Electronic Enclosures Group. From February 1995 to August 1997, he was President of the Carrier Transicold Division of United Technologies Corporation.

DIRECTORS CONTINUING IN OFFICE
TERM EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

WILLIAM H. HERNANDEZ, director since 2001, age 54

         Mr. Hernandez has been the Senior Vice President, Finance of PPG Industries, Inc., a coatings, glass, fiber glass and chemicals manufacturer, since 1995. He was the Vice President and Controller from 1994 to 1995 and the Controller from 1990 to 1994.

WILLIAM T. MONAHAN, director since 2001, age 55
         Since November 1995, Mr. Monahan has been Chairman of the Board of Directors and Chief Executive Officer of Imation Corp., a manufacturer of magnetic and optical data storage media. Mr. Monahan is also a director of Hutchinson Technology, Inc. and a member of its Compensation Committee.

KAREN E. WELKE, director since 1995, age 58
         Ms. Welke retired from Minnesota Mining and Manufacturing Company ("3M"), a diversified technology company, effective January 2002, after completing a two-year Loaned Executive commitment to Project Hope, a non-government, non-profit organization dedicated to achieving sustainable advances in health care around the world. From February 1995 to December 1999, Ms. Welke was Group Vice President, Medical Markets Group for 3M. Ms. Welke is also a director of Millipore Corporation and a member of its Compensation Committee.

DIRECTORS CONTINUING IN OFFICE
TERM EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS

BARBARA B. GROGAN, director since 1996, age 55
         Ms. Grogan is Chairman and President of Western Industrial Contractors, Inc., a company specializing in machinery erection and installation, which she founded in September 1982. She was Chairman of the Board of Directors of the Federal Reserve Bank of Kansas City, Denver Branch, from 1989 to 1994, and currently is a member of the Board of Directors of Deluxe Corporation, Apogee, Inc., Committee for Economic Development, New York City and Volunteers of America, Colorado.

STUART MAITLAND, director since 1999, age 57
         Mr. Maitland was Director of Manufacturing Operations for the Vehicle Operations organization at Ford Motor Company, the world's second largest automaker, Dearborn, Michigan from 1996 through October 2001, when he retired. He joined Ford Motor Company in 1988 and held positions as Plant Manager at Ford's Kansas City Assembly Plant, Twin Cities Assembly Plant in St. Paul, Minnesota and Dearborn Assembly Plant in Dearborn, Michigan.

AUGUSTO MEOZZI, director since 1999, age 63
         Since October 2002, Mr. Meozzi has been the President and Chief Executive Officer of North American operations of the ISOLA Group, a world-wide producer of base materials. From January 1998 through September 2002, Mr. Meozzi was the Chief Operating Officer of the ISOLA Group. From November 1992 to December 1997, Mr. Meozzi was Corporate Executive Vice President of the ISOLA Group.

DIRECTORS' ATTENDANCE

         The Board of Directors held seven meetings in 2002. All directors attended at least 75% of the aggregate of all the meetings of the Board and all of the committees on which they served, with the exception of William Cadogan, who attended 73%. Six of the nine directors attended continuing director education courses in 2002.

COMMITTEES OF THE BOARD

         The Board of Directors has four standing committees: an Audit and Finance Committee (the "Audit Committee"), a Compensation Committee, a Governance Committee and an International Committee.

         The Audit Committee is responsible, among other things, for assisting the Board of Directors with oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independence and qualifications of the Company's external auditor and the performance of the Company's internal audit function and of the external auditor. The Audit Committee is directly responsible for the appointment, compensation, terms of engagement (including retention and termination) and oversight of the work of the external auditor. The Audit Committee held six meetings in 2002. The members of the Audit Committee are Karen E. Welke (Chair), William H. Hernandez, Stuart Maitland and Augusto Meozzi.

         The Compensation Committee is responsible for discharging the responsibilities of the Board of Directors relating to the Company's compensation philosophy and practices for management and overseeing administration of the Company's employee benefit plans. The Compensation Committee held seven meetings during 2002. The members of the Compensation Committee are Charles A. Haggerty (Chair), Barbara B. Grogan, Stuart Maitland and William T. Monahan.

         The Governance Committee is responsible, among other things, for identifying individuals qualified to become directors of the Company and recommending to the Board of Directors nominees for election at the next annual meeting of shareholders, developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company and monitoring developments in director compensation and recommending to the Board of Directors changes in compensation as appropriate. The Governance Committee also oversees the Company's public policy and certain other legal and business risks. The Governance Committee considers nominees recommended by shareholders. The Company's by-laws require that shareholders give advance notice and furnish certain information to nominate a person for election as a director. The Governance Committee held four meetings in 2002. The members of the Governance Committee are William J. Cadogan (Chair) (retiring from the Board, effective as of April 29, 2003), Barbara B. Grogan and Charles A. Haggerty. Randall J. Hogan resigned from the Governance Committee on August 21, 2002.

         The International Committee was established in 2002 to assume oversight previously conducted by directors acting as the European Subcommittee. The Committee provides oversight of operations of the Company outside North America, and assists management in formulating growth, development and organizational strategies for the Company's international business units. The members of the International Committee are Augusto Meozzi (Chair), Barbara B. Grogan, Charles
A. Haggerty, Randall J. Hogan, and Karen E. Welke.

DIRECTORS' COMPENSATION

         It is the Company's philosophy that a significant portion of directors' compensation should be tied to long-term growth in shareholder value. In 2002, non-employee directors were paid an annual retainer of $30,000 ($35,000 for the Chairs of the Compensation and Audit Committees), $13,938 of deferred compensation in the form of share units under the Compensation Plan for Non-Employee Directors (the "Non-Employee Director Plan"), $1,500 for attendance at each Board meeting, $1,000 ($2,000 for committee chairs) for attendance at each committee meeting, and $500 for participation in a telephone conference in lieu of a meeting. Effective December 2002, Board members are paid $2,000 ($3,000 for committee chairs) for attendance at committee meetings lasting more than two hours and $1,000 for participation in a telephone conference in lieu of a meeting that lasts more than two hours. Under the Non-Employee Director Plan, non-employee directors of the Company may elect to defer payment of all or a portion of their annual retainer and meeting fees in the form of share units. The Plan provides for a Company match of 25% on the first $750 per month deferred in the form of share units. The value of a share unit is equal to the market value of a share of Common Stock. Share units carry no voting or investment power. In 2002, compensation for directors was changed from the prior year to increase the number of options granted and to decrease the amount of cash compensation.

         The Outside Directors Nonqualified Stock Option Plan provides for the granting of options to purchase Common Stock to directors who are not employees of the Company. The Plan provides for automatic annual grants to the directors and offers alternative forms of payment of the exercise price including surrender of Common Stock. The persons to receive options, the number of options granted, and the terms of the options are determined by the Plan. No option granted under the Plan may extend for a period of more than ten years from the date of the grant and no option exercise price may be less than the current market price of Common Stock on the date of award of such option. One-third of the options granted to each recipient become exercisable on each of the first three anniversaries of the date of grant. If the director exercises the stock option during the first five years of the option term by tendering Company common shares, the Company can grant to the director an option ("Reload Option") to purchase common shares equal to the number of shares tendered. The Reload Option may be exercised during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

         Each director received an automatic grant of 1,150 shares under the Outside Directors Nonqualified Stock Option Plan on January 2, 2002. The exercise price for these options is $36.30 per share, and they expire on January 2, 2012. Following an amendment to the Plan, the directors were granted 8,850 options on February 27, 2002, 5,000 of which were to ensure equity with new directors who will receive 5,000 options upon becoming a director. The exercise price for these options is $39.08 and they expire on February 27, 2012. As amended, the Plan provides that directors will receive 5,000 options each year on an ongoing basis.

                                     ITEM 2
       APPROVAL OF THE AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN

         The Company is asking shareholders to approve an amendment to the Pentair, Inc., Executive Officer Performance Plan (the "EOPP"). The Compensation Committee adopted the amendment on February 25, 2003 to be effective January 1, 2003, subject to shareholder approval. As described in the Report of the Compensation Committee on page 15, the EOPP is a component of the Company's overall strategy to more closely align incentive pay with the achievement of financial objectives. The EOPP provides key executives with annual incentive compensation tied to the achievement of pre-established performance goals. The purposes of the amendment are to promote this compensation philosophy by giving the Compensation Committee discretion to choose the appropriate standard or standards by which to measure executives' performances in any given fiscal year, to choose the appropriate performance targets and to choose the appropriate weightings for each performance measure selected. The amendment also changes the maximum annual award available under the EOPP to $3,500,000, and permits the entire award to be paid in cash. Previously, the maximum award was 200% of base salary, but in no event more than $3,500,000 and any portion of an award that exceeded a participant's base salary was payable in restricted stock. The amendment will not become effective unless approved by the shareholders.

         BACKGROUND. Before the amendment, the EOPP's objective performance criteria measured the Company's performance against annually predetermined goals for Pentair Value Added ("PVA") and Free Cash Flow. PVA was calculated as net operating profit after taxes ("NOPAT") less a surcharge against average Invested Capital. Free Cash Flow was equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the EOPP as amended, the Compensation Committee will have the discretion to choose one or more appropriate standards for measuring performance from among the following: net income; stockholder return; stock price appreciation; earnings per share; revenue growth; return on investment; return on invested capital; earnings before interest, taxes, depreciation, and amortization; operating income; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow; and new product releases.

         Below is a summary of the principal provisions of the EOPP. Capitalized terms have the meanings set forth in the Amended and Restated EOPP, a copy of which is attached as Appendix 1. The following description of the Amended and Restated EOPP is qualified in its entirety by reference to that Appendix.

         GENERAL. The EOPP is administered by the Compensation Committee. Committee members must qualify as "outside directors" under Section 162(m) of the Internal Revenue Code (the "Code") in order for cash awards under the EOPP to qualify as deductible performance-based compensation under the Code. The Compensation Committee members meet this requirement. Subject to the terms of the EOPP, the Compensation Committee has the sole discretion to determine the key employees who will participate in the EOPP and the amounts, terms and conditions of each award.

         ELIGIBILITY. In selecting participants for the EOPP, the Compensation Committee will choose those senior executives (Vice President and above) the Committee believes are most likely to make significant contributions to Pentair's success. The actual number of employees who will receive awards under the EOPP cannot be determined in advance because eligibility for participation is at the discretion of the Compensation Committee. An individual's participation in future years is at the discretion of the Compensation Committee. An employee who participates in the Plan is not eligible for an incentive award under the Pentair Management Incentive Plan, a more broadly-based cash bonus plan, with respect to the same performance period.

         EOPP AWARDS AND PERFORMANCE GOALS. The Compensation Committee will establish for each performance period (a) the performance goals based on business criteria and the target levels of performance, and (b) a formula for calculating a participant's award based on actual performance compared to the pre-established performance goals. The performance goals may be based on a variety of business criteria as outlined above in the "Background" section. The Compensation Committee may set performance periods and performance goals that differ from participant to participant. For example, the Compensation Committee may designate performance goals based on either Company-wide or business unit results, as appropriate for the participant's specific responsibilities. After the end of each performance period, the Compensation Committee will determine the extent to which the performance goals for each participant were achieved. The Compensation Committee will determine the actual award, if any, for each participant by the level of actual performance achieved. The Compensation Committee, however, retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula, but may not increase the award. Awards under the EOPP generally will be payable in cash after the end of the performance period during which the award was earned.

         MAXIMUM AWARD. During any fiscal year no participant may receive an award of more than $3,500,000.

         AMENDMENTS AND TERMINATION. The Compensation Committee may amend or terminate the EOPP at any time and for any reason. To maintain the plan's qualification under Section 162(m), material amendments of the EOPP will require stockholder approval.

         CHANGE IN CONTROL. If a "Change in Control" (as defined in the Company's Key Executive Employment and Severance Agreement, effective August 23,
2000) occurs, a participant in the EOPP as of the date of such change in control is entitled to receive (a) payment of any outstanding but unpaid award for the prior year and (b) an award for the fiscal year in effect as of the Change in Control using the annual base salary rate as in effect immediately before the Change in Control and assuming the EOPP goals for such year have been attained. Such amounts are payable within 10 days of the Change in Control. In addition, certain other provisions or requirements applying to awards under the EOPP are modified or eliminated in the event of a Change in Control, including the authority of the Compensation Committee to reduce an award, the minimum operating income requirement, the requirement of an annual audit and the requirement that a participant remain employed through the end of the incentive period.

         FEDERAL INCOME TAX INFORMATION. As discussed in the Compensation Committee Report on Executive Compensation below, under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation, however, does not apply to compensation that qualifies as "performance-based compensation" under Section 162(m). If the shareholders approve the proposed amendment, bonus awards paid under the objective performance criteria established under the EOPP will continue to so qualify.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2 TO APPROVE THE AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN.

                                     ITEM 3
          APPROVAL OF THE AMENDMENT TO THE OMNIBUS STOCK INCENTIVE PLAN

         The Company is asking shareholders to approve an amendment to the Omnibus Stock Incentive Plan (the "Omnibus Plan") to permit restricted stock grants to qualify for an income tax deduction under Section 162(m) of the Code. The Compensation Committee adopted the amendment on February 25, 2003 to be effective January 1, 2003, subject to shareholder approval. The amendment imposes a limit on the maximum aggregate number of restricted stock the Committee may grant to any one Omnibus Plan participant during a fiscal year. The amendment also sets forth specific business criteria the Committee may use to grant performance-based restricted stock awards to align the Omnibus Plan with the compensation philosophy described in the Report of the Compensation Committee on page 15. The amendment will not become effective unless approved by shareholders.

         Following is a summary of the material features of the Omnibus Plan. Capitalized terms have the meanings set forth in the Omnibus Plan, a copy of which is attached as Appendix 2. The following description is qualified in its entirety by reference to that Appendix. The amendment is reflected in Section 5.1(f) and (g) of the amended Omnibus Plan document.

         PURPOSE. The purpose of the Omnibus Plan is to attract and retain top quality executives and key employees, encourage innovation and growth, reward executives for attainment of short-term performance objectives and long-term shareholder value, recognize outstanding performance, encourage executive stock ownership and, in general, to align management and shareholder interests.

         ELIGIBILITY AND PARTICIPATION. Any key managerial, administrative or professional employee of the Company (or an affiliate) generally in salary grade 25 or higher who is in a position to make a material contribution to the continued profitable growth and long term success of the Company (or an affiliate) is eligible to participate in the Omnibus Plan.

         SHARES AUTHORIZED. The Omnibus Plan has 5,600,000 shares authorized by shareholders for issuance over the life of the plan. No more than 20% of the shares available for issuance following the 2001 increase approved by shareholders may be issued as grants in a form other than stock options. As of December 31, 2002, 2,100,497 shares remained available for issuance under this plan. Unused shares, such as canceled or expired options or forfeited shares of restricted stock, are eligible for future grants.

         OPTIONS. The exercise price of an option, whether incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"), cannot be less than the Fair Market Value as of the date of grant. Without shareholder approval, the Company may not cancel any outstanding option and replace it with a new option which has a lower option price, if such action would have the same economic effect as reducing the option price of such a canceled option. The term of the option is set by the Compensation Committee at the time of grant, but may not be longer than ten years. No one participant may receive options or SARs under the Omnibus Plan for more than 150,000 shares in the aggregate in any calendar year.

         SARs. Participants who have been awarded ISOs may also be award Stock Appreciation Rights up to the total number of shares the participant could acquire by exercise of the underlying ISOs, which must expire at the same time as the underlying ISO and for which the payment amount cannot be more than 100% of the difference between the exercise price and the Fair Market Value of the shares subject to the option on the date the SAR is exercised.

         RESTRICTED STOCK AWARDS. Under the existing terms of the Omnibus Plan, the Committee may make awards of restricted stock (including rights to restricted stock), which are subject to a vesting period before the participant is entitled to the shares. The Committee determines the vesting period at the time of grant, but no more than 5% of the maximum number of shares available for issuance under the Omnibus Plan may vest during a period shorter than three years. The Committee also has the discretion to impose additional conditions or restrictions on the grant.

         Subject to shareholder approval, the proposed amendment provides that for specific grants of restricted stock to eligible participants, the Committee may establish for each participant for each performance period (a) the performance goals based on business criteria and the target levels of performance and (b) a formula for calculating a participant's award based on actual performance compared to the pre-established performance goals. The performance goals may be based on one or more of the following business criteria: net income; stockholder return; stock price appreciation; earnings per share; revenue growth; return on investment; return on invested capital; earnings before interest, taxes, depreciation and amortization; operating income; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow; and new product releases. The Compensation Committee may set performance periods and performance goals that differ from participant to participant. For example, the Compensation Committee may designate performance goals based on either Company-wide or business unit results, as appropriate for the participant's specific responsibilities. After the end of each performance period, the Compensation Committee will determine the extent to which the performance goals for each participant were achieved. The Compensation Committee will determine the actual award, if any, for each participant by the level of actual performance achieved. The Compensation Committee, however, retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula, but may not increase the award. Performance awards qualifying under Section 162(m) for favorable tax treatment will be made in the form of restricted shares that are payable after the end of the performance period during which the award was earned. The amendment also limits restricted stock grants to an annual aggregate maximum of 150,000 shares to any one Participant.

         PERFORMANCE SHARES. The Compensation Committee may make awards of Performance Shares and Performance Units. At the time of the award the Committee establishes the terms and conditions applicable to the payment of the award, including the achievement of target performance objectives. The performance objectives include such financial measures as return on shareholders equity, growth in earnings per share, return on sales, growth in income and growth in sales. The achievement of the designated targets is measured over the Performance Period specified at the date of the award. Awards are paid based on the degree of attainment of the performance targets. The maximum amount of compensation a Participant may be granted by reason of a performance award in any one calendar year is $100,000 (based on the Fair Market Value of the award on the date of grant).

         Payment of an award is made within four months following the end of the Performance Period. The payment may be made in cash, Stock, Restricted Stock or Rights to Restricted Stock (or any combination), as determined by the Committee at the time of grant. Shares of stock used in payment of an award are valued as of the date the Performance Period ends.

         STOCK OWNERSHIP GUIDELINES. Stock ownership guidelines for top management have been established to motivate individual achievement and increase ownership of the Company's Common Stock. The Committee determined that over a period of five years, its top management should accumulate and hold Company stock equal to the following values: Chief Executive Officer - at least three times base salary; Senior Corporate Officers -- two to three times base salary; and other corporate officers and subsidiary presidents -- one to two times base salary.

         The Committee considers incentive grants of restricted stock or rights to restricted stock based on the increase in ownership during the preceding year. These restricted stock grants (made under the Omnibus Plan) vest in equal increments on the third, fourth and fifth anniversaries of the grant. The size of the grant is equal to 10% of the increase in Common Stock during the year if the annual ownership target is met, but limited to 10% of the targeted ownership level if the targeted ownership level has already been achieved.

         AMENDMENT, SUSPENSION, MODIFICATION AND TERMINATION. The Compensation Committee has the right to amend, suspend, modify or terminate the Omnibus Plan at any time, subject to approval by the Board of Directors. To maintain the plan's qualification under Section 162(m), material amendments of the Omnibus Plan will require shareholder approval.

         TERMINATION OF EMPLOYMENT. If a participant dies, becomes disabled, retires or is otherwise terminated, for cause or otherwise (except for a "Change of Control," which is described below), the outstanding options or other awards may be subject to accelerated vesting, a shortening of the exercise period or termination, as the Compensation Committee may determine on a case by case basis.

         CHANGE IN CONTROL. If a "Change in Control" (as defined in the Company's Key Executive Employment and Severance Agreement, effective August 23,
2000) occurs, all options granted to a participant then employed by Pentair (or an affiliate) become fully vested and immediately exercisable, restrictions on Restricted Stock and Performance Share awards automatically lapse, Rights to Restricted Stock become fully vested and outstanding ICUs and Performance Units are valued assuming all goals are met and all or a portion of such award is paid based on when such award was granted. All payments must be made within 10 days of the Change in Control.

         MODIFICATION OF AWARDS. While the Committee has authority generally to make modifications to individual awards, including accelerating vesting or removing restrictions, the Committee does not have discretion to increase the amount of compensation a Participant could earn by application of pre-established performance goals and financial measurements relevant to the award, although the Committee does have discretion to decrease such an award.

         FEDERAL INCOME TAX INFORMATION. As discussed in the Compensation Committee Report on Executive Compensation below, under Section 162(m) of the Code, the Company is not entitled to a deduction for certain executive compensation in excess of $1,000,000. This limitation, however, does not apply to compensation that qualifies as "performance-based compensation" under Section 162(m). If the shareholders approve the proposed amendment, restricted stock awarded under the objective performance criteria established under the Omnibus Stock Incentive Plan will so qualify.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3 TO APPROVE THE AMENDMENT TO THE OMNIBUS PLAN.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

         The following table summarizes, as of December 31, 2002, information about compensation plans under which equity securities of Pentair are authorized for issuance:

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                           NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                                     ISSUED UPON EXERCISE OF     EXERCISE PRICE OF       EQUITY COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED
                                       WARRANTS AND RIGHTS      WARRANTS AND RIGHTS            IN COLUMN (a))
PLAN CATEGORY                                  (a)                      (b)                         (c)
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
    approved by security holders            2,513,238(1)               $33.18                    2,400,645(2)
Equity compensation plans not
    approved by security holders              230,000(3)               $35.67                       --
----------------------------------------------------------------------------------------------------------------------
Total                                       2,743,238                  $33.39                    2,400,645
======================================================================================================================

(1) Represents options to purchase shares of Pentair Common Stock granted under the Pentair Omnibus Stock Incentive Plan and the Pentair Outside Directors Nonqualified Stock Option Plan.
(2) Represents securities remaining available for issuance under the Omnibus Stock Incentive Plan and Outside Directors Nonqualified Stock Option Plan. No more than 20% of the shares available for issuance under the Omnibus Stock Incentive Plan (approximately 390,000) may be used to make awards other than stock options.
(3) Represents options to purchase Pentair Common Stock granted pursuant to certain individual stock option agreements described below.

         INDIVIDUAL STOCK OPTION AGREEMENTS. On January 2, 2001, the Company awarded each of Randall J. Hogan (currently the Company's Chairman and Chief Executive Officer) and Winslow H. Buxton (former Chairman of the Board of Directors effective April 30, 2002) an option to purchase 24,000 shares of Pentair Common Stock pursuant to individual stock option agreements. These options have an exercise price of $22.75 per share. The options awarded Randall
J. Hogan vest in three equal annual installments, commencing one year after the date of grant, and the options awarded to Winslow H. Buxton became fully vested and exercisable on April 30, 2001. In addition, on February 27, 2002, the Company awarded Mr. Buxton an option to purchase 182,000 shares of the Pentair Common Stock pursuant to an individual stock option agreement in lieu of any compensation, fees or other benefits to which Mr. Buxton would have otherwise been entitled as a non-employee member of the Board. This option has an exercise price of $39.0781 per share and vests in three equal annual installments, commencing one year after the date of grant. In each case, the options expire ten years after the date of grant and the exercise price of the options was the closing price of Pentair Common Stock on the date of grant. If a "Change in Control" (as defined in the Company's Key Executive Employment and Severance Agreements) of the Company occurs, then all the options become immediately exercisable.

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The following graph sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1997 and the reinvestment of all dividends since that date to December 31, 2002. The graph also contains for comparison purposes the S&P 500 Index and the S&P MidCap 400 Index, assuming the same investment level and reinvestment of dividends.

         By virtue of its market capitalization, Pentair is a component of the S&P MidCap 400 Index. On the basis of the Company's size and diversification of businesses, a readily identifiable peer group has not been found. The Company believes the S&P MidCap 400 Index is an appropriate comparison. The Company has evaluated other published indices, but has determined that the results are skewed by one or two large companies included in the indices. The Company believes such a comparison would not be meaningful.

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                          FISCAL YEAR ENDED DECEMBER 31

                              [PERFORMANCE GRAPH]

COMPANY / INDEX                   DEC97          DEC98       DEC99       DEC00      DEC01       DEC02
------------------------------- ----------- ----------- ----------- ----------- ---------- -----------
PENTAIR, INC.                      100          112.52      110.51       70.84     109.35      105.48
S&P 500 INDEX                      100          128.58      155.63      141.46     124.65       97.10
S&P MIDCAP 400 INDEX               100          119.12      136.65      160.57     159.60      136.44

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose salary and bonus earned in 2002 exceeded $100,000.

                                               ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                               -------------------                      ----------------------
                                                                                      AWARDS                 PAYOUTS
                                                                            -----------------------    -----------------------
                                                                 OTHER      RESTRICTED                            ALL OTHER
                                                                 ANNUAL       STOCK      SECURITIES     LTIP        COMPEN-
 NAME AND                                   SALARY   BONUS(a)   COMPEN-     AWARDS(c)    UNDERLYING    PAYOUTS      SATION
 PRINCIPAL POSITION              YEAR        ($)       ($)      SATION(b)       ($)      OPTIONS(d)      ($)       ($)(e)
 -----------------------         ----      -------    -------   ---------   ---------    ----------    -------   -------------
 Randall J. Hogan                2002      692,500    692,500      --           133,135      148,994     125,126       9,126
 CHIEF EXECUTIVE OFFICER         2001      625,000    403,125      --         1,766,772      174,000     164,962       8,856
                                 2000      450,000    400,000      --         1,012,356       53,000      22,155      11,561

 David D. Harrison               2002      376,250    227,514      --            28,939       39,494       8,667      12,709
 EXECUTIVE VICE PRESIDENT,       2001      365,000    172,501   100,376(f)      476,637       45,000      12,621      11,129
 CHIEF FINANCIAL OFFICER         2000      308,902    120,472   432,429(g)         --         60,000        --         1,594

 Richard J. Cathcart             2002      374,750    167,752      --            14,803       34,000      89,203      12,478
 PRESIDENT AND CHIEF             2001      365,000     75,920    46,397(h)      574,936       48,000     115,900      12,107
 OPERATING OFFICER, WATER        2000      350,000    350,000      --            94,117       32,000     201,282      13,803
 TECHNOLOGIES SEGMENT

 Louis L. Ainsworth              2002      302,850    162,782      --               --        28,494      52,009       9,879
 SENIOR VICE PRESIDENT AND       2001      296,400     48,165      --           251,453       28,500      65,983       8,595
 GENERAL COUNSEL; SECRETARY      2000      285,000     71,250      --             6,836       19,000      68,749      12,226

 Michael V. Schrock              2002      318,125    135,566   140,359(i)        9,659       34,000      54,705      10,814
 PRESIDENT AND CHIEF             2001      273,854     71,275      --           188,486       38,500      59,108      14,332
 OPERATING OFFICER,              2000      242,500    242,494      --           466,523        9,000       2,986      15,331
 ENCLOSURES SEGMENT

(a) Represents cash bonuses accrued by the Company for the year even if paid after December 31. Any portion of a bonus paid in restricted stock is included in the Restricted Stock Awards column.
(b) Other annual compensation includes perquisites and other personal benefits, securities or property. Disclosure is required only if the amount exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. Information has been included only for those named executive officers who have met the reporting threshold.
(c) The restricted stock awards reflected in the table were made pursuant to the Company's executive compensation programs, including any restricted stock portion of a bonus earned in 2002. Restricted stock awards are subject to vesting as determined by the Committee. The value of restricted stock awards reflected in the table is based on the closing market price of the Common Stock on the date of grant. As of December 31, 2002, the following restricted stock awards (not yet earned) were held by each of the named executives (based on the December 31, 2002 closing price of $34.55): Hogan 58,862 shares or $2,033,682; Harrison 9,864 shares or $340,801; Cathcart 14,887 shares or $514,346; Ainsworth, 5,546 shares or $191,614; Schrock, 20,274 shares or $700,467.
(d) Option grants in 2002 included 3,494 options granted to each of Hogan, Harrison and Ainsworth as "Reload Options." See footnote (a) to Option Grants in 2002 Table.
(e) Includes Company contributions to the Retirement Savings and Stock Incentive Plan, RSIP Sidekick Plan and the Employee Stock Purchase and Bonus Plan and life insurance premiums paid by the Company on behalf of the named executive officer.
(f) Includes relocation expenses of approximately $32,991 and the balance of this amount reflects the value of benefits ("Flexible Perquisite Program Benefits") provided under a flexible perquisite program available to certain executives for the reimbursement of certain business-related expenses, including automobile expenses, membership fees, professional fees (including tax preparation costs) and out-of-pocket medical expenses. The program includes an annual benefit of up to $20,000, plus a one-time benefit of up to $50,000 for certain membership fees.

(g) Includes relocation expenses of approximately $416,000 and the balance of this amount reflects the value of Flexible Perquisite Program Benefits.
(h) This amount reflects the value of benefits provided under the Flexible Perquisite Program.
(i) Includes relocation expenses of approximately $120,452 and the balance of this amount reflects the value of Flexible Perquisite Program Benefits.

STOCK OPTIONS

         The following tables summarize option grants to and exercises by the Chief Executive Officer and the executive officers named in the Summary Compensation Table above during 2002, and the values of the options held by such persons at the end of 2002. Option grants shown in the table below include both incentive stock options and non-qualified stock options.

                                                     OPTION GRANTS IN 2002
                                                     ---------------------

                                                                                            POTENTIAL REALIZABLE VALUE
                                     NUMBER OF      % OF TOTAL                              AT ASSUMED ANNUAL RATES OF
                                    SECURITIES         OPTIONS                             STOCK PRICE APPRECIATION FOR
                                    UNDERLYING      GRANTED TO                                      OPTION TERM
                                       OPTIONS    EMPLOYEES IN     EXERCISE    EXPIRATION           -----------
NAME                                GRANTED(A)     FISCAL 2002        PRICE          DATE       5%              10%
----                                ----------            ----        -----          ----  ----------------------------
Randall J. Hogan                         3,494             .7%       $32.55       1/02/11  $   62,414        $  153,585
                                       145,500           28.9%       $36.30       1/02/12  $3,321,318        $8,416,871
                                       -------           -----                             ----------        ----------
                                       148,994           29.6%                             $3,383,732        $8,570,456

David D. Harrison                        3,494             .7%       $32.55       1/02/11  $    62,414       $  153,585
                                        36,000            7.1%       $36.30       1/02/12  $   821,769       $2,082,525
                                        ------            ----                             -----------       ----------
                                        39,494            7.8%                             $   884,183       $2,236,110

Richard J. Cathcart                     34,000            6.7%       $36.30       1/02/12  $   776,115       $1,966,829

Louis L. Ainsworth                       3,494             .7%       $32.55       1/02/11  $    62,414       $  153,585
                                        25,000            5.0%       $36.30       1/02/12  $   570,673       $1,446,198
                                        ------            ----                             -----------       ----------
                                        28,494            5.7%                             $   633,087       $1,599,783

Michael V. Schrock                      34,000            6.7%       $36.30       1/02/12  $   776,115       $1,966,829

(a) Generally one-third of each grant becomes exercisable on each of the first three anniversaries of the date of grant. The exercise price for the options granted was the closing market price of the Common Stock as of the date of grant. Stock options can be granted for terms up to ten years. If the employee exercises the stock option during the first five years of the option term by tendering Company common shares owned by that employee, the Committee can grant to the employee an option ("Reload Option") to purchase common shares equal to the number of shares tendered. The Reload Option may be exercised during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

           AGGREGATE OPTION EXERCISES IN 2002 AND VALUE AT END OF 2002
           -----------------------------------------------------------

                                                                      NUMBER OF
                                                                      SECURITIES              VALUE OF
                                                                      UNDERLYING              UNEXERCISED
                                                                      UNEXERCISED             IN-THE-MONEY
                                                                      OPTIONS AT              OPTIONS AT
                                                                      END OF 2002             END OF 2002
                                 SHARES ACQUIRED       VALUE          EXERCISABLE (E)         EXERCISABLE (E)
NAME                             ON EXERCISE           REALIZED       UNEXERCISABLE (U)       UNEXERCISABLE (U)
----                             -----------           --------       -----------------       -----------------
Randall J. Hogan                     5,000            $  48,985         E   141,827            E   $  632,399
                                                                        U   279,167            U   $1,368,800

David D. Harrison                   10,000             $114,095         E    37,494            E   $   65,999
                                                                        U    97,000            U   $  354,000

Richard J. Cathcart                     --                   --         E    87,333            E   $  188,800
                                                                        U    76,667            U   $  377,600

Louis L. Ainsworth                   5,000            $  48,985         E    50,660            E   $   60,099
                                                                        U    50,334            U   $  224,200

Michael V. Schrock                      --                   --         E    32,833            E   $   64,975
                                                                        U    62,667            U   $  129,950

LONG-TERM INCENTIVE PLAN AWARDS

         The following table reflects incentive compensation unit (ICU) awards made under the Omnibus Plan during 2002 to the Chief Executive Officer and the executive officers named in the Summary Compensation Table above.

                                                       LONG-TERM INCENTIVE PLAN AWARDS IN 2002
                                                       ---------------------------------------

                                                     PERFORMANCE OR
                                                     OTHER PERIOD                           ESTIMATED FUTURE PAYOUTS UNDER
                              NUMBER OF              UNTIL                                   NON-STOCK PRICE BASED PLANS(a)
                              SHARES, UNITS OR       MATURATION OR                       -------------------------------------
NAME                          OTHER RIGHTS           PAYOUT                THRESHOLD      TARGET             MAXIMUM
----                          --------------------- ------------------- ---------------- -------------------------------------
Randall J. Hogan              273,000 units             3 years               $ 0        $273,000           $546,000

David D. Harrison             151,000 units             3 years               $ 0        $151,000           $302,000

Richard J. Cathcart           144,000 units             3 years               $ 0        $144,000           $288,000

Louis L. Ainsworth            105,000 units             3 years               $ 0        $105,000           $210,000

Michael V. Schrock            144,000 units             3 years               $ 0        $144,000           $288,000

(a) These calculations do not include the Total Shareholder Return multiplier (discussed in the paragraph below), as it is not able to be estimated.

         The ultimate payout value of each ICU is determined based on the Company's operating income (OI) growth and return on invested capital (ROIC) averaged over the three-year period. The target payout shown in the table is based on annual OI growth of 10% and annual ROIC of 14% which results in a value per ICU of $1.00. If over the three-year period there is no OI growth and ROIC is less than 11%, the value per ICU will be $0. The maximum value per ICU is $2.00. The following table shows the Company ICU values based on the OI growth and ROIC.

                                                            OPERATING INCOME (OI) GROWTH
RETURN ON INVESTED             --------------------------------------------------------------------------------------
CAPITAL (ROIC)                    0%           2%           5%           10%          15%           20%          25%
-----------------------        --------------------------------------------------------------------------------------
11%                              0.00         0.00         0.06         0.16         0.25          0.30         0.33
12%                              0.35         0.41         0.47         0.52         0.57          0.59         0.60
13%                              0.80         0.81         0.82         0.82         0.83          0.83         0.83
14%                              0.96         0.97         0.98         1.00         1.02          1.04         1.05
14.5%                            1.11         1.13         1.16         1.20         1.25          1.30         1.35
15.5%                            1.27         1.30         1.34         1.41         1.49          1.57         1.66
17.0%                            1.45         1.49         1.54         1.65         1.76          1.88         2.00

         For 2002, tables were also developed for the Company's Tools, Water and Enclosure segments in order to more closely align business operating results to employees within each segment. Similar to the Company table, if over the three-year period there is no OI growth in the business unit and ROIC is less than 11% (or 15% in the Water segment), the value per ICU will be $0. The maximum value per ICU is $2.00.

           For 2002, a Total Shareholder Return (TSR) multiplier was added to align management and shareholder interests. For example, if over the three-year period total shareholder return (change in stock price plus dividends) is 33%, the TSR multiplier would be 1.33.

RETIREMENT BENEFIT PLANS

         The Company maintains a tax-qualified defined benefit pension plan covering substantially all non-bargaining U.S. employees and an excess benefit plan covering highly-paid employees. Benefits under each plan are based on a participant's high five-year average eligible earnings, which generally include salary and bonus.

         The Company maintains an unfunded, nonqualified Supplemental Executive Retirement Plan (SERP) for corporate officers and subsidiary presidents. The annual retirement benefit payable under the SERP at age 65 is equal to 50% of the participant's high three year average eligible earnings reduced by 100% of the annual primary Social Security benefit and further reduced by age 65 benefits payable under qualified pension plans sponsored by the Company and previous employers of the participant.

         Effective January 1, 1999 the Company amended the SERP to provide an annual retirement benefit which, expressed as a lump sum, is equal to the product of 15 percentage points for each year of service times the high five year average eligible earnings with no reductions for Social Security or qualified pension benefits. SERP benefits are payable as early as the attainment of age 55 and completion of five years of service in the new plan and are converted into and received in the form of a term certain or joint and survivor annuity.

         The following estimated aggregate amounts are payable from the qualified pension (as a life annuity), excess plan and SERP (as a fifteen year term annuity) upon retirement to the named executive officers, assuming retirement at age 65 and each final salary is the same as that at January 1, 2003: Hogan $483,346; Harrison $265,475; Cathcart $368,951; Ainsworth $187,630;
Schrock $225,300.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has an Employment Agreement with Richard J. Cathcart, the President and Chief Operating Officer of the Water Technologies segment. The Employment Agreement provides that in the event Mr. Cathcart's employment is terminated at any time prior to his normal retirement date (as determined under the primary defined benefit pension plan applicable to Mr. Cathcart), unless terminated "For Cause" as defined in the agreement, then Mr. Cathcart is entitled to receive certain severance benefits. Prior to reaching age 62, he is entitled to a payment of three times his annual cash compensation, at age 62 he is entitled to an amount equal to his annual cash compensation and from age 63 on there is no cash payment amount. The amount of this payment is subject to reduction if the average performance of the Water Technologies segment (or any other segment for which Mr. Cathcart has responsibility during the applicable period) for the three fiscal years preceding termination does not meet the specified criteria. Mr. Cathcart is also entitled to receive outplacement services, medical benefits, full vesting in the accrued benefit under the Supplemental Executive Retirement Plan plus any additional benefits he would have received if employment had continued until age 62. In addition, the agreement provides for the vesting of restricted stock awards and stock options, as well as a formula for calculating payment of outstanding performance-based awards. The Employment Agreement also contains a covenant against competition by Mr. Cathcart.

         The Company's key corporate executives and business unit leaders (including the executive officers) have entered into agreements with the Company that provide for contingent benefits in the event of a change in control of the Company (except in certain very limited circumstances). Such benefits include:

         a. bonus awards for the year in question to be made under the Management Incentive Plan or EOPP;

         b. immediate vesting of all unvested stock options, termination of all restrictions on shares issued under the Omnibus Plan, and payment for ICUs and performance units without regard to the plan's forfeiture provisions;

         c. reimbursement of any excise taxes triggered by payments to the executive;

         d.       the cost of an executive search agency;

         e. short-term replacement coverage for Company-provided group medical, dental and life insurance policies;

         f. amount of non-vested benefits under any of the Company's tax-qualified deferred compensation plans;

         g. the accelerated accrual and vesting of benefits under the Supplemental Executive Retirement Plan (for those executives who have been made participants of such plan); and

         h. severance pay equal to 300% (for the CEO), 250% (for the Company's other executive officers and business unit presidents) or 200% (for all other applicable executives) of annual compensation for terminated employees; guaranteed salary, benefit and bonus levels for continuing employees for up to a three-year period.

         In addition, the Omnibus Plan permits the Compensation Committee, upon a change in control of the Company, to cancel all outstanding options granted under the plan, whether or not exercisable, and authorize payment of the "spread" between the exercise price of the options and the then current market value of the underlying stock. The agreement requires the executive to devote his or her best efforts to the Company or its successor during the three-year period, to maintain the confidentiality of Company information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with the Company or its successor.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2002, the Compensation Committee was comprised of Charles A. Haggerty (Chair), Barbara B. Grogan, Stuart Maitland and William T. Monahan. During 2002, none of the members of the Committee were officers or employees of the Company and there were no interlock relationships.

                      REPORT OF THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION

OVERVIEW

         The Compensation Committee (the "Committee") is responsible for supervising the development of, and making recommendations to the Board with respect to, the Company's executive compensation policies. In addition, the Committee makes annual recommendations to the Board concerning compensation to be paid to the Chief Executive Officer ("CEO") and each of the other executive officers of the Company.

         The Committee also oversees all aspects of the Company's executive compensation program, including many of the Company's employee benefit plans. The Company currently maintains a variety of compensation and benefit plans in which its executive officers, other senior management or all employees may participate, including the Omnibus Stock Incentive Plan (the "Omnibus Plan")(including stock awards granted under the Management Incentive Plan ("MIP")), the Employee Stock Purchase and Bonus Plan, the Retirement Savings and Stock Incentive Plan, the RSIP Sidekick Plan, the Supplemental Executive Retirement Plan and the Executive Officer Performance Plan ("EOPP"). The Company also maintains a defined benefit pension plan in which substantially all U.S.-based, non-bargaining employees, including the Company's executive officers, participate. On February 25, 2003, the Compensation Committee revised its Charter, which is attached as Appendix 3 to this Proxy Statement, to comply with proposed New York Stock Exchange listing standards. The Board considers all of the members of the Compensation Committee to be independent in accordance with the recently proposed standards for independence of directors generally. The Board considers a Compensation Committee member to be independent if the member meets the independence standards set forth in the recently revised Compensation Committee Charter.

PENTAIR'S COMPENSATION PHILOSOPHY

         The principles guiding the executive compensation program are designed to ensure an appropriate linkage between executive compensation and creation of shareholder value. Goals of the program are to

         (a) encourage innovation and growth;

         (b) reward executives for top short-term performance and long-term shareholder value;

         (c) recognize outstanding performance;

         (d) attract and retain top-quality executives and key employees;

         (e) encourage executive stock ownership; and thereby

         (f) align management and shareholder interests.

         The Company believes compensation of the executive officers should be directly and materially linked to operating results and stock price performance. To achieve this, compensation is heavily weighted towards annual bonuses and long-term equity incentives. The mix of base salary, bonuses and other benefits reflects the Company's goal of providing competitive compensation for average performance and enhanced compensation for superior performance.

         The Committee annually reviews and evaluates the Company's corporate performance and the compensation and equity ownership of its executive officers. This is done by reviewing information prepared by an independent compensation consultant covering a representative group of other major industrial organizations, as well as a review of other nationally recognized pay surveys. These major organizations include companies that the Company competes with for business or executive talent. Many of the companies included in the independent consultant's compensation database and national pay surveys are also listed in the S&P 500 Index and the S&P 400 MidCap Index, the indices included in the Comparative Stock Performance Graph.

CHANGES IN COMPENSATION METHODOLOGY FOR 2003

         The Compensation Committee periodically reviews the methods and formulas for determining and paying executive compensation to ensure they are aligned with the Company's compensation philosophy. For 2003, subject to shareholder approval of Items 2 and 3 relating to the amendments to the EOPP and the Omnibus Plan, the Company has revised the bonus (including the MIP and EOPP) and long-term equity incentive components of executive compensation.

2003 BONUS

         For 2003, the Company has revised the MIP and EOPP to improve the alignment between its incentive pay and its overall financial objectives, to reinforce key Company initiatives such as the Pentair Integrated Management System ("PIMS") and to enhance the Company's market competitiveness in executive pay. For 2003, the MIP will measure performance in four categories: Return On Invested Capital ("ROIC"), Sales Growth, Free Cash Flow ("FCF") and Strategy Deployment. ROIC, a measure of value creation that replaces Pentair Value Added ("PVA"), is calculated by dividing Operating Income by average Invested Capital. Organic Sales Growth, also a new measure for 2003, is measured by year-over-year growth in revenues from organic (non-acquisition-related) sales. FCF is equal to net cash provided by operating activities less capital expenditures. Strategy Deployment is a qualitative measure that relates to strategic initiatives of the Company, including implementation of PIMS. Strategy Deployment is a process that provides a structured framework by which Pentair's overall strategies can be implemented. The MIP and EOPP are designed to be self-funded through performance improvements and generally no awards will be paid with respect to a business unit that does not have Operating Income. For 2003, the individual performance factor of the MIP bonus calculation is being replaced by the Strategy Deployment category and will be based on a supervisor's judgment relating to the individual's performance of specifically identified tasks and goals developed in accordance with the Company's strategic plans. The Compensation Committee assigns to each of these performance measures a weighting to reinforce corporate goals, strategies and opportunities. The weighting of each factor may vary by business unit, depending on each unit's goals and objectives for the year.

         EOPP PARTICIPANTS. For participants in the EOPP, an EBITDA factor will replace the Strategy Deployment factor used in the MIP. This will permit continuing qualification of EOPP bonus awards for favorable tax treatment under Section

162(m) of the Code. The Company is requesting shareholders to approve the revised EOPP for Section 162(m) purposes, as reflected above under the heading "PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING - ITEM 2: APPROVAL OF THE AMENDMENT TO EXECUTIVE OFFICER PERFORMANCE PLAN" on pages 5 to 7. 2003 LONG-TERM EQUITY INCENTIVES

         To encourage ownership in the Company and to further align executives' interests with those of shareholders, the Company will shift the focus more heavily in favor of restricted stock and stock options. One-third of the total award value will be delivered in the form of restricted stock, with the number of shares awarded based on a participant's salary grade and performance level. The restricted shares vest in one-half increments, on the third and fourth anniversaries of the date of grant. The remaining two-thirds of the total award value will be delivered in the form of stock options, with the value determined using the Black-Scholes model of valuation of the stock price on the grant date. Options become exercisable in three equal annual installments beginning on the first anniversary of the date of grant.

         The Company has revised the Omnibus Plan to set forth performance-based criteria upon which restricted stock awards may be based. The Company is requesting shareholders to approve the amendment to the Omnibus Stock Incentive Plan for 162(m) purposes, as reflected above under the heading "PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING - ITEM 3: APPROVAL OF THE AMENDMENT TO OMNIBUS STOCK INCENTIVE PLAN" on pages 7 to 9.

EXECUTIVE COMPENSATION PROGRAM FOR 2002

         The components of the Company's executive compensation program, which are subject to the discretion of the Committee on an individual basis, include base salaries, annual cash performance-based bonuses, long-term performance-based equity incentives and miscellaneous fringe benefits. All of these components are comparable to those of companies similar to the Company.

BASE SALARY

         The CEO submits a performance appraisal and recommendation to the Committee with respect to annual salaries of the executive officers. The Committee discusses and evaluates the salaries and makes its recommendation to the Board. Base salary targets for executive positions are set at the 50th percentile of competitive compensation. An individual performance and experience factor is applied to the target midpoint to determine each executive's actual base salary, within a range of +/- 20% of midpoint. For 2002, the salaries of the named executive officers identified in the Summary Compensation Table are within the salary targets for each position.

BONUS

         Generally, bonuses are considered for payment to executives following the end of each year under the EOPP (see pages 5 to 7 for discussion of the EOPP) and the MIP. For 2002, MIP awards were determined by applying the following factors to base salary: a bonus opportunity category of 35-45% for executive officers covered under the MIP, a corporate performance factor and an individual performance factor.

         The corporate performance factor was determined by multiplying factors for PVA and FCF. The PVA for 2002 was calculated as Net Operating Profit After Taxes ("NOPAT") less a 10% surcharge against average Invested Capital. FCF for the 2002 bonus calculation was equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the MIP, the achievement of (a) FCF of 65% of NOPAT and (b) PVA generated that equates to a 15% total business return, results in a corporate performance factor of 1.00. The use of these two factors reinforced the importance of balancing economically profitable growth and cash generation. The maximum corporate performance factor was 4.50 and the minimum corporate performance factor was 0.10. No bonus is paid if the Company has an operating loss. If the Company's performance results in a negative PVA, the maximum bonus remains capped at 2.00. Performance between the stated factors is interpolated. The maximum individual cash bonus was 100% of the participant's annual base salary, with the remainder being paid in restricted stock. In addition to the corporate performance factor, for executives in charge of operating segments, a segment performance factor was used and weighted at 75% versus 25% for the corporate performance factor, to recognize contributions made at the segment level.

         In the fourth quarter of 2000, the Company recorded a special restructuring charge against continuing operations of $24.8 million ($15.9 million after tax, or $0.33 per share). In the fourth quarter of 2001, the Company recorded a restructuring charge of $41.1 million ($29.8 million after-tax, or $0.60 per share). For purposes of the MIP calculation, costs related to these restructuring activities are being amortized against the first 24 months of benefits, on a project-by-project basis. This is a timing difference only for MIP purposes in order to match the costs with the associated benefits. The bonus calculations for 2002 include a portion of these restructuring charges.

         The individual performance factor component of the MIP bonus calculation is determined by the assignment of a numerical factor based on a supervisor's judgment on attainment of expectations relative to the employee's function. The CEO submits a performance appraisal and recommendation to the Committee for executive officers with respect to the individual performance factor. The Committee approves all MIP awards and has the right to increase or decrease awards to better accomplish the objectives of the MIP.

         The Committee has the discretion to make special awards to retain key executives or to recognize extraordinary contributions to the welfare, reputation and earnings of the Company. For 2002, the Company made one such award to one of the named executive officers, which award was made in addition to the MIP award earned by such individual.

LONG-TERM EQUITY INCENTIVES

         Long-term incentive compensation is awarded in the form of restricted shares, incentive compensation units ("ICUs"), performance shares and stock options under the Omnibus Plan. The Compensation Committee determines the amount of awards for the CEO. All other awards are proposed by the CEO and approved by the Committee. Long-term incentives are determined by using the average of the 50th and 60th percentile of grant practices of comparable companies based on third-party compensation surveys. Annual awards are granted in the form of ICUs (10% for the CEO and 20% for executive officers) and stock options (90% for the CEO and 80% for executive officers).

         Stock options can be granted for terms up to ten years. If the employee exercises the stock option during the first five years of the option term by tendering Company common shares, the Committee can grant to the employee an option ("Reload Option") to purchase common shares equal to the number of shares tendered. The Reload Option may be exercised during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

         The total Omnibus Plan awards for 2002 for all executive officers as a group, including the CEO and named executive officers, amounted to 938,000 ICUs, 313,482 stock options and 5,103 shares of restricted stock. Grants for the named executive officers are shown in the Summary Compensation Table (page 11) and the Option Grants in 2002 table (page 12).

         Payouts on ICUs in 2002 which related to ICU grants in 1999 were based upon the Company's three year average Return On Invested Capital (ROIC) and three year average Operating Income, which resulted in a dollar value for each ICU of $0.75. Payouts in 2002 for the named executive officers are shown in the LTIP Payout column on the Summary Compensation Table (page 11).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The base salary, annual bonus and long-term equity incentives paid to Mr. Hogan in 2002 were generally determined in accordance with the guidelines described above, and his compensation is comprised of the same elements as for all executive officers. Mr. Hogan became CEO effective January 1, 2001. He was given the additional title of Chairman of the Board on May 1, 2002. The Committee has a formal rating process for evaluating the performance of the CEO. The rating process includes a self-evaluation rating by the CEO, after which each Board member completes an evaluation and rating with commentary. The Chairman of the Committee provides a consolidated rating report and chairs a discussion with the Board members without the CEO present. From that discussion, the performance rating is finalized and the Committee Chairman is instructed to review the final rating results and commentary with the CEO. This then translates into a personal development plan for the following year.

BASE SALARY

         Mr. Hogan's base salary was $715,000, effective April 1, 2002, in accordance with the Committee's guideline of establishing the base salary at the market compensation rate for the CEO at about the 50th percentile for companies at a comparable size as projected based on 2001 performance. This resulted in a 14.4% increase in Mr. Hogan's base salary over 2001, reflecting his additional duties as Chairman of the Board, beginning May 1, 2002, in addition to Chief Executive Officer.

BONUS

         Mr. Hogan's bonus was determined under the EOPP. During 2002, Mr. Hogan was the only eligible officer participating in the EOPP. EOPP awards are determined based on the participant's bonus opportunity and a corporate performance factor. For 2002, the maximum individual bonus for Mr. Hogan was 200% of his annual base salary, but in no event more than $3,500,000. In administering the EOPP and in establishing bonus awards thereunder, the Committee does not have the discretion to pay participants more than the bonus amount indicated by the pre-established goals. The Committee has the discretion and flexibility, however, based on its business judgment, to reduce this amount.

         For 2002, the corporate performance factor was determined by multiplying factors for PVA and FCF. The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation. PVA was calculated as NOPAT less a 10% surcharge against average Invested Capital. FCF for bonus calculation was equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the EOPP, the achievement of (a) FCF equal to 65% of NOPAT and (b) PVA generated that equates to a 15% total business return, results in a corporate performance factor of 1.00. The maximum corporate performance factor was 4.50 and the minimum corporate performance factor was 0.10; however, there is no EOPP bonus if the Company has an operating loss. If the Company's performance results in a negative PVA the maximum performance factor is capped at 2.00. Performance between the stated factors is interpolated. Mr. Hogan's bonus for 2002 was calculated using the formula described above, which resulted in a corporate performance factor of 1.055. In accordance with the terms of the EOPP, Mr. Hogan earned a bonus equal to $730,588, of which $692,500 was paid in cash. Under the terms of the EOPP, the balance of the 2002 bonus ($38,088) was payable in the form of restricted stock (1,074 shares). The bonus was paid in 2003 following final calculation and approval.

LONG-TERM EQUITY INCENTIVES

         Mr. Hogan's Omnibus Plan grants in 2002 were computed based on the average of the 50th and 75th percentile of comparable grant practices at comparative companies. The award was delivered in a combination of 273,000 ICUs and 145,500 stock options.

STOCK OWNERSHIP GUIDELINES

         The Committee has established stock ownership guidelines for executive officers and other key employees to motivate them to become significant shareholders and to further encourage long-term performance and Company growth. The Committee determined that, over a period of five years from appointment, its key employees should accumulate and hold Company stock equal to a multiple of base salary as follows:

                                                     Stock Ownership Guidelines
      Executive Level                                (as a multiple of salary)
      -------------------------------------------------------------------------
      Chief Executive Officer                        at least 3x base salary
      Senior Corporate Officers                      2-3x base salary
      Corporate Officers and Subsidiary Presidents   1-2x base salary

         The Committee will consider making incentive grants of restricted stock based on the increase in ownership during the preceding year. These restricted stock grants (made under the Omnibus Plan) vest in equal increments on the third, fourth, and fifth anniversaries of the grant. The size of the grant is equal to 10% of the increase in common stock during the year if the annual ownership target is met, but limited to 10% of the targeted ownership level if the targeted ownership level has been achieved. For 2002, restricted stock awards of 4,178 shares were granted under these guidelines to all key employees.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to each of the corporation's Chief Executive Officer and the four other most highly compensated officers. Performance-based compensation that has been approved by shareholders, however, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of "outside directors" (as defined for purposes of Section 162(m)). All members of the Compensation Committee qualify as "outside directors." The Company's policy is to maximize the deductibility of executive compensation so long as the deductibility is compatible with the more important objectives of retaining executives and maintaining competitive and motivational performance-based compensation. The shareholders are being asked to approve amendments to the EOPP and to the Omnibus Plan this year to comply with
Section 162(m) requirements.

                             COMPENSATION COMMITTEE
                             ----------------------
                           Charles A. Haggerty, Chair
                                Barbara B. Grogan
                                 Stuart Maitland
                               William T. Monahan

                    REPORT OF THE AUDIT AND FINANCE COMMITTEE

         The Audit and Finance Committee (the "Audit Committee") is responsible for assisting the Board of Directors with oversight of the Company's accounting and financial reporting processes and audits of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independence and qualifications of the Company's external auditor and the performance of the Company's internal audit function and of the external auditor. The Audit Committee is directly responsible for the appointment, compensation, terms of engagement (including retention and termination) and oversight of the work of the external auditor. On February 25, 2003, the Audit Committee revised its Charter, which is attached as Appendix 4 to this Proxy Statement, to comply with proposed New York Stock Exchange ("NYSE") listing standards and proposed and final SEC rules. Although some of the new rules are not yet in effect, the Audit Committee determined to proactively focus on the matters addressed.

         The Board of Directors considers all of the members of the Audit Committee to be independent in accordance with the existing NYSE standards and the recently proposed SEC and NYSE standards for independence of Audit Committee members. The Board considers a member of the Audit Committee to be independent if the member meets the independence standards set forth in the recently revised Audit and Finance Committee Charter.

         The Audit Committee has (a) reviewed and discussed the Company's audited financial statements with management; (b) discussed with the Company's independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received from the auditors disclosures regarding the auditors' independence in accordance with Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and (d) considered whether the level of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the independence of its auditors.

         During fiscal year 2002, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates, provided various audit, audit-related and non-audit services to the Company as follows (in thousands):

                                                                                           2002        2001
         a)      Audit fees, including aggregate fees for the audit of the
                 Company's annual financial statements, reviews of the Company's quarterly financial statements, statutory audits and review of
                 SEC filings                                                             $1,265      $1,019

         b)      Audit-related fees, including acquisitions and divestitures, systems internal control assessments, employee benefit plan
                 audits, accounting research and certain other attest services              946         784

                                                                                    -----------------------
                      Total audit and audit-related fees                                  2,211       1,803

         c)      Tax fees, including tax consulting and tax return preparation              558         475

         d)      All other fees, including internal audit (performed 1/2001 -
                 7/2002), actuarial services, human resources consulting (2001
                 only) and systems consulting                                             2,438       2,325

                                                                                    ------------------------
                      Total Deloitte & Touche fees                                       $5,207      $4,603
                                                                                    ========================

         Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2002 be included in the Company's 2002 Annual Report on Form 10-K for filing with the SEC. In addition, the Audit Committee, through its Chair, reviewed the Company's 2002 quarterly results prior to public release. The Audit Committee reviews the fees of the independent auditor on a biannual basis. For 2002, the Committee received pre-notification of all non-audit services of the independent auditor that exceeded $100,000. Pursuant to the Committee's amended Charter, the Committee will pre-approve audit fees and all permitted non-audit services of the independent auditor in 2003.

                           AUDIT AND FINANCE COMMITTEE
                           ---------------------------
                              Karen E. Welke, Chair
                              William H. Hernandez
                                 Stuart Maitland
                                 Augusto Meozzi

                              INDEPENDENT AUDITORS

         The Audit and Finance Committee has appointed Deloitte & Touche LLP as independent auditors to audit the consolidated financial statements of the Company for 2003. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms furnished to the Company and written representations from the Company's officers and directors, the Company believes that all of its directors and officers complied on a timely basis with Section 16(a) filing requirements for the fiscal year ended December 31, 2002, except that (a) Stuart Maitland inadvertently filed one Form 4 late for one transaction and (b) Frank Feraco, a former executive officer of the Company, failed to report one transaction on Form 4.

                                FUTURE PROPOSALS

         The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is November 20, 2003. A shareholder who otherwise intends to present business at the 2004 Annual Meeting must comply with the requirements set forth in the Company's By-Laws. The By-Laws state, among other things, that to bring business before an annual meeting, a shareholder must give written notice that complies with the By-Laws to the Secretary of the Company not less than 45 days nor more than 70 days prior to the first annual anniversary of the date the Company first mailed its proxy statement to shareholders in connection with the immediately preceding annual meeting. Accordingly, the Company must receive notice of a shareholder proposal submitted other than pursuant to Rule 14a-8 by February 3, 2004. If the notice is received after February 3, 2004, then the notice will be considered untimely and the Company is not required to present such proposal at the 2004 Annual Meeting. If the Board of Directors chooses to present a proposal submitted other than pursuant to Rule 14a-8 at the 2004 Annual Meeting, then the persons named in the proxies solicited by the Board for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal. Any shareholder proposal submitted before June 1, 2003 should be sent to the Company at its principal executive offices: 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary. Proposals submitted after June 1, 2003 should be sent to the Company at its principal executive offices: 5500 Wayzata Boulevard, Suite 800, Golden Valley, MN 55416, Attention:
Secretary.

                                  SOLICITATION

         The cost of soliciting proxies and the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to this mailing, proxies may be solicited personally or by telephone or electronic communication by regular employees of the Company. Assistance in the solicitation of proxies is also being rendered by Morrow & Co., 445 Park Avenue, New York, New York, at a cost to the Company of $7,000 plus expenses of up to $2,500. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

                         2002 ANNUAL REPORT ON FORM 10-K

         Any security holder wishing to receive, without charge, a copy of the Company's 2002 Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission should write to Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary.

                            REDUCE DUPLICATE MAILINGS

            To reduce duplicate mailings, we are now sending only one copy of any proxy statement or annual report to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report or proxy statement to a shareholder at a shared address.

            If you wish to receive separate copies of each proxy statement and annual report please notify us by writing or calling Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary, Telephone:
(651) 636-7920 or (800) 328-9626.

            If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple proxy statements and annual reports. To discontinue duplicate mailings, notify us by writing or calling Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary,
Telephone: (651) 636-7920 or (800) 328-9626.

                                                                      APPENDIX 1
                PENTAIR, INC. EXECUTIVE OFFICER PERFORMANCE PLAN,
                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2003

I. PURPOSE

The purpose of the Pentair, Inc. Executive Officer Performance Plan is to advance the interests of Pentair, Inc. ("Pentair") and its shareholders by providing certain of its key executives with annual incentive compensation which is tied to the achievement of pre-established and objective performance goals.

II. DEFINITIONS

Unless the context clearly indicates otherwise, when used herein the following terms shall have the following meanings:

         2.1 "Award" or "Performance Award" means the compensation paid under the Plan with respect to the achievement of Performance Goals for a Performance Period.

         2.2 "Business Criteria" mean one or more of the following business measurements of Pentair or one of its business units as selected by the
Committee: net income; stockholder return; stock price appreciation; earnings per share; revenue growth; return on investment; return on invested capital; earnings before interest, taxes, depreciation, and amortization; operating income; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow; and new product releases.

         2.3 "Board" means the Board of Directors of Pentair, Inc.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" means the Compensation Committee of the Board, a subcommittee thereof, or such other committee as may be appointed by the Board to administer the Plan. The Committee shall be comprised of two (2) or more members of the Board each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an "outside director" under Section 162(m) of the Code.

         2.6 "Participant" means an employee of Pentair or one of its business units who has been selected by the Committee as eligible for an Award with respect to the Performance Period concerned.

         2.7 "Plan" means the Pentair, Inc. Executive Officer Performance Plan, as amended.

         2.8 "Performance Goals" mean the performance-based incentives and related payouts as measured by achievement of one or more performance targets based upon Business Criteria.

         2.9 "Performance Period" means Pentair's fiscal year, or such other period as determined by the Committee.


                                 Appendix 1 - 1

III. ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. The Committee shall have the authority to:

                  (a) interpret and determine all questions of policy and expediency pertaining to the Plan;

                  (b) adopt such rules, regulations, agreements and instruments as it deems necessary for its proper administration;

                  (c) select key employees to receive Awards;

                  (d) determine the terms of Awards;

                  (e) determine amounts subject to Awards (within the limits prescribed in the Plan);

                  (f) determine whether Awards will be granted in replacement of or as alternatives to any other incentive or compensation plan of Pentair or one of its business units;

                  (g) grant waivers of Plan or Award conditions (but with respect to Awards intended to qualify under Code Section 162(m), only as permitted under that Section);

                  (h) accelerate the payment of Awards (but with respect to Awards intended to qualify under Code Section 162(m), only as permitted under that Section);

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award notice;

                  (j) take any and all other actions it deems necessary or advisable for the proper administration of the Plan;

                  (k) adopt such Plan procedures, regulations, and sub-plans as it deems are necessary to enable Plan participants to receive Awards; and

                  (l) amend the Plan at any time and from time to time, provided however that no amendment to the Plan shall be effective unless approved by Pentair stockholders, to the extent such stockholder approval is required under Code Section 162(m) with respect to Awards which are intended to qualify under that Section.

         3.2 The Committee may delegate its authority to grant and administer Awards to a separate committee; however, only the Committee may grant and administer Awards which are intended to qualify as performance-based compensation under Code Section 162(m).

IV. ELIGIBILITY AND PARTICIPATION


                                 Appendix 1 - 2

The Committee shall determine the key employees eligible to participate under the Plan. Eligibility shall be determined by the magnitude and scope of the employee's position. An employee who participates in the Plan with respect to a Performance Period is not eligible for an incentive award under the Pentair Management Incentive Plan with respect to the same period.

V. PERFORMANCE GOALS AND AWARDS

         5.1 Prior to the start of a Performance Period, the Committee shall establish the Performance Goals for a Participant with respect to such period; provided, however, such goals may be established after the start of the Performance Period, and while achievement of such goals is substantially uncertain, and within such time periods as are permitted by Treasury Regulations issued under Code Section 162(m).

         5.2 Regardless of the Performance Goals so established and achieved, no Award shall be payable for a Performance Period if Pentair's operating income (after corporate charges) is zero or less or if Pentair or one of its business units fails to satisfy any other minimum performance requirement imposed by the Committee.

         5.3 Awards for a Performance Period shall be paid after completion of the annual audit of Pentair and after the Committee has determined that the Participant has met the requirements for an Award for such period.

         5.4 The maximum amount of a Participant's Award with respect to a Performance Period, expressed as a percentage of base salary, shall be set by the Committee at the time it sets the Performance Goals for such period; provided, however, in no event shall a Participant's Award exceed three and one-half million dollars ($3,500,000).

         5.5 An Award as measured by achievement of the Performance Goals may be reduced or eliminated by the Committee in its sole discretion. In determining whether an Award will be reduced or eliminated, the Committee may consider any extraordinary changes which occur during the Performance Period, such as changes in accounting practices or applicable law, extraordinary items of gain or loss, restructuring costs, and such individual or business performance criteria that it deems appropriate, including operating and strategic business results applicable to the Participant.

         5.6 A Participant shall not be entitled to receive an Award unless actively employed by Pentair or one of its business units on the last day of the Performance Period to which the Award relates. The Committee may make exceptions to this requirement in the case of retirement, death or disability as determined in its sole discretion.

VI. PAYMENT OF PERFORMANCE AWARDS

An Award shall be paid in cash as soon as administratively feasible after written certification by the Committee that the Performance Goals and other material terms of the Performance Award for the Performance Period have been satisfied, and the amount of the Award has been finally determined.


                                 Appendix 1 - 3

VII. PLAN AMENDMENT AND TERMINATION

Notwithstanding any provision herein to the contrary, the Committee may, at any time, terminate or, from time to time amend, modify or suspend the Plan. No Award may be made during any suspension of the Plan or after its termination. No such termination or amendment shall alter a Participant's right to receive an amount finally awarded but unpaid to such participant at the time of the termination or amendment

VIII. CONSIDERATION FOR ACQUISITIONS/DIVESTITURES

         8.1 No special adjustment shall be made to the Performance Goals with respect to a Performance Period in event of an acquisition in such period. The relevant financial results related to an acquisition shall flow into the calculations and impact the results and payouts under the Plan for that Performance Period.

         8.2 In the event of a divestiture, however, achievement of the Performance Goals shall be determined based on relevant results from continuing operations. Any financial gain or loss from the divestiture will be excluded from consideration except as it may be taken into account by the Committee in reducing or eliminating an Award as described herein.

IX. GENERAL PROVISIONS

         9.1. The Plan shall become effective for Performance Periods beginning on or after January 1, 2003, subject to shareholder approval of this amended and restated Plan document.

         9.2 Nothing contained herein shall be construed to limit or affect in any manner or degree the normal and usual powers of management, including the right at any time to terminate the employment of a Participant or remove him or her from Plan participation.

         9.3 The judgment of the Compensation Committee in administering the Plan shall be final, conclusive and binding upon all officers and employees of Pentair and its subsidiaries, and their heirs, executors, personal representatives and assigns.

         9.4 In the event of death, a Participant's designated beneficiary shall be entitled to the Award. If a Participant does not designate a beneficiary in writing, the Participant's beneficiary(ies) will be determined according to the Participant's will. If there is no will, the beneficiary(ies) shall be determined by the laws of descent and distribution of the state of which the Participant was a resident at death.

         9.5 A Participant does not have the right to assign, transfer, encumber or dispose of any Award under the Plan until it is distributed to the Participant. No Award is liable to the claims of any creditor of the Participant until it is distributed to him or her.

         9.6 Calculations will exclude the impact of periodic change in accounting methods required by the Financial Accounting Standards Board after the Performance Goals for a Performance Period are established.


                                 Appendix 1 - 4

         9.7 Except to the extent superseded by the laws of the United States, the laws of the State of Minnesota, without regard to its conflict of laws principles, shall govern in all matters relating to the Plan.

         9.8 In the event any provision of the Plan shall be held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provisions had never been contained in the Plan.

         9.9 Amounts payable under the Plan shall be subject to such tax and other withholding as required by law.

         9.10 Except as otherwise expressly determined by the Committee with respect to a particular Award, the Plan shall be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of Section 162(m) of the Code.

X. CHANGE IN CONTROL

         10.1 "Change in Control" is a change in control of Pentair as defined in the KEESA, and the "KEESA" is the Key Executive Employment and Severance Agreement, as approved by the Board effective August 23, 2000.

         10.2 If a Participant is employed by Pentair or one of its business units on the date of a Change in Control, or if a Participant or former Participant who has entered into a KEESA terminates employment before a Change in Control but is entitled to benefits under Section 2(b) of the KEESA, then the following provisions shall apply:

                  (a) If the Change in Control occurs prior to the end of the Performance Period to which an Award relates, the Award for such period shall be (i) determined by using the Participant's annual base salary rate as in effect immediately before the Change in Control and by assuming the Performance Goals for such period have been fully achieved, and (ii) paid to the Participant in cash within ten (10) days of the Change in Control.

                  (b) If the Change in Control occurs at such time as the Participant or former Participant has not received payment of an Award for a prior Performance Period, such Award (based upon achievement of the Performance Goals for such period) shall be paid to the Participant or former Participant in cash within ten (10) days of the Change in Control.

                  (c) The requirement that the Participant remain employed through the end of the Performance Period to which the Award relates shall not apply.

                  (d) The requirement that an Award be paid after completion of an annual audit and completion of a review and approval by the Compensation Committee shall not apply.


                                 Appendix 1 - 5

                  (e) The Pentair operating income requirement, or any other minimum performance requirement imposed by the Committee, shall not apply to the Award described in paragraph (i) immediately preceding.

                  (f) The Compensation Committee shall not have the discretion to directly or indirectly reduce or eliminate an Award.

                  (g) The dollar limit on an Award shall remain in effect.

                  (h) These Change in Control provisions shall apply to the extent any other provision of the Plan may be in conflict with them. In the case of any conflict between the terms and provisions of this Plan and the terms and provisions of the KEESA entered into by a Participant or former Participant, the terms of such KEESA shall control to the extent more beneficial to the Participant or former Participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the Plan.





                                 Appendix 1 - 6

                                                                      APPENDIX 2
                                  PENTAIR, INC.
                          OMNIBUS STOCK INCENTIVE PLAN
                             AS AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 2003

SECTION 1. BACKGROUND AND PURPOSE

         1.1. Background. Pentair, Inc. maintains a comprehensive equity compensation incentive plan to award long-term equity incentives which tie the compensation of executives and key managerial employees to its operating results. In particular, this Plan is designed to attract and retain top quality executives and key employees, encourage innovation and growth, reward executives for attainment of short-term performance objectives and long-term shareholder value, recognize outstanding performance, encourage executive stock ownership and, in general, to align management and shareholder interests. The Plan was established in 1990 by combining its then separate equity compensation plans into one plan to achieve administrative consistency and greater flexibility in structuring equity compensation awards. The Plan, as last approved in its entirety by shareholders, extends until February 14, 2006.

         1.2. The Plan has been amended, subject to shareholder approval, effective January 1, 2003 to add certain performance measures for and a limit on Restricted Share awards so that such an award will qualify as performance-based compensation for federal income tax purposes. Effective as of the same date, other ministerial and non-substantive changes have been made. The Plan as so amended is described in this document.

SECTION 2. DEFINITIONS

         Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or any other section of the Plan:

         2.1. "Affiliate" is any corporation, business trust, division, partnership or joint venture in which Pentair owns (either directly or indirectly) fifty percent (50%) or more of the voting stock, or rights analogous to voting stock, but only for the duration of such ownership.

         2.2. "Board" is the Board of Directors of Pentair, Inc., as elected from time to time.

         2.3. "Book Value per Share" or "Book Value" is the total consolidated shareholders' equity of Pentair at the close of a Fiscal Year, less the equity attributable to preferred shares, divided by the number of shares of Stock outstanding at the end of that Fiscal Year.

         2.4. "Code" is the Internal Revenue Code of 1986, as amended.


                                 Appendix 2 - 1

         2.5. "Committee" is the Compensation and Human Resources Committee of the Board, as appointed from time to time.

         2.6. "Disabled" or "Disability" is a physical or mental incapacity which qualifies an individual to collect a benefit under the long-term disability plan of Pentair or an Affiliate, or such other condition which the Committee may determine to be a Disability.

         2.7. "Eligible Employee" is any key managerial, administrative or professional employee of Pentair or an Affiliate, generally in salary grade 25 or higher, who is in a position to make a material contribution to the continued profitable growth and long term success of Pentair or an Affiliate.

         2.8. "Fair Market Value" is the closing price of a share of Stock on the relevant date as reported on either the NASDAQ National Market System or the New York Stock Exchange, depending on which exchange then lists Pentair stock, or as otherwise determined using procedures established by the Committee.

         2.9. "Fiscal Year" is the twelve (12) consecutive month period beginning January 1 and ending December 31.

         2.10. "Incentive Compensation Unit" or "ICU" is a unit representing the right to receive an amount determined by attainment of corporate performance objectives over an applicable Incentive Period.

         2.11. "Incentive Period" is a period of continuous employment fixed by the Committee at the time of grant of an ICU after which such ICU may become payable, provided all relevant performance objectives have been met.

         2.12. "Incentive Stock Option" or "ISO" is an Option which is designated as such by the Committee and intended to so qualify under Code section 422.

         2.13. "Nonqualified Stock Option" or "NQSO" is any Option which is not an ISO.

         2.14. "Option" is a right granted pursuant to the Plan to purchase Stock subject to such terms and conditions as may be specified by the Committee at the time of grant.

         2.15. "Participant" is an Eligible Employee approved by the Committee to receive a grant or award under the Plan.

         2.16. "Pentair" is Pentair, Inc., a Minnesota corporation.

         2.17. "Performance Period" is the period of time over which a Participant must meet the relevant performance criteria established by the Committee at the time of an award of Performance Shares or Performance Units.


                                 Appendix 2 - 2

         2.18. "Performance Share" is a share of Stock, Restricted Stock, or a Right to Restricted Stock, awarded by the Committee, subject to such performance targets or other restrictions as are established by the Committee at the time of award.

         2.19. "Performance Unit" is an amount equal to the value of an ICU determined on the date of award.

         2.20. "Plan" is the Pentair, Inc. Omnibus Stock Incentive Plan, as amended from time to time.

         2.21. "Restricted Stock" is Stock issued or transferred to a Participant by means of an award subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to said restrictions until such time as the restrictions lapse.

         2.22. "Retirement" is the time a Participant who is eligible to receive retirement income benefits from the Pentair tax qualified pension plan separates from employment.

         2.23. "Right to Restricted Stock" is a right awarded to a Participant to receive Stock or Restricted Stock which will vest at some future time and which is subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to such restrictions until the restrictions lapse.

         2.24. "Significant Shareholder" is an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock issued by Pentair as of the date such employee is granted an Option. For this purpose, the provisions of Code sections 422 and 424, as amended, shall apply.

         2.25. "Stock" is Pentair common stock.

SECTION 3. SHARES SUBJECT TO THE PLAN

         3.1. Shares. (a) Number of Shares. The maximum number of shares of Stock which may be issued for any type of award or grant under the Plan shall be 5,600,000, subject to adjustment as provided in Sections 3.1(b) and 3.3. Not more than twenty percent (20%) of such shares shall be available for various types of grants, other than Options, which may be made under the Plan.

         (b) Unused Shares. Any shares of Stock subject to an Option which is canceled, expires or otherwise terminates without having been exercised in full (unless such cancellation is due to the exercise of a related SAR), or any shares of Restricted Stock, Rights to Restricted Stock or Performance Shares which are forfeited, shall again be available for grants or awards under the Plan.


                                 Appendix 2 - 3

         3.2. Incentive Compensation Units. The maximum number of Incentive Compensation Units which may be awarded under the Plan is 4,000,000, subject to adjustment as provided in this Section 3.2 and in Section 3.3. If an ICU is awarded, but is forfeited or otherwise terminates without payment having been made to the Participant, then such ICU shall again be available for awards under the Plan.

         3.3. Antidilution. In the event of a change in the number or class of outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of shares of Stock as to which grants of Options or other awards under the Plan may be made, and the number of ICUs available for award under the Plan, shall be adjusted proportionately to the nearest whole share or unit. Any such action shall be within the discretion of the Committee, whose determination shall be conclusive.

         If such an adjustment is made with respect to shares then subject to an Option, the number of shares and the Option price per share shall be adjusted proportionately so the aggregate exercise price of such Option shall not change.

SECTION 4. STOCK OPTIONS

         4.1. Granting Options. Participants may be granted ISOs, SARs or NQSOs. No one Participant shall be granted, in the aggregate, Options or SARs on more than 150,000 shares in any calendar year. Solely for purposes of determining the number of Options or SARs available for grant to an individual in any calendar year, Options which are canceled or repriced shall be counted against this annual maximum to the extent required by applicable regulations.

         4.2. Option Terms and Conditions. (a) Grant of Option. Except as otherwise limited by the Plan, the Committee shall have the discretion to grant to a Participant any number or type of Options at any time, and subject to such terms and conditions as the Committee may determine.

         (b) Exercise Limit. With respect to Options designated as ISOs at the time of grant, to the extent the aggregate Fair Market Value of Stock, determined as of the date of grant, with respect to which ISOs are first exercisable during any single calendar year exceeds $100,000, or such other limit as shall be allowed under the Code, such Options shall be treated as NQSOs. In applying this limit Options shall be taken into account in the order granted.

         (c) Option Price. The Option price of an ISO or NQSO shall be not less than Fair Market Value as of the date of grant. If an ISO is granted to a Significant Shareholder, the Option price shall be not less than 110% of Fair Market Value on the date of grant.

         (d) Term of Option. Each Option shall expire at the time specified by the Committee when granting the Option. The Committee may not fix a term which is shorter


                                 Appendix 2 - 4
than required under any applicable state or federal law, nor longer than ten
(10) years from the date of grant. With respect to a Significant Shareholder, the Committee may not fix a term which is longer than five (5) years from the date of grant. An Option term may extend beyond the Plan's termination date.

         (e) Manner of Exercise. To exercise an Option, whether partially or completely, the Participant shall give written notice to Pentair in such form and manner as the Committee may prescribe. Payment for Stock to be acquired by the exercise of an Option must accompany the written notice of exercise.

         (f) Payment. (1) General. Full payment for all Stock to be acquired upon the exercise of an Option, together with an amount sufficient to satisfy applicable federal, state or local withholding taxes, shall be made at the time such Option, or any part thereof, is exercised, and no Stock certificate shall be issued until such payment has been made. Payment may be made in cash or in such other form as is acceptable to the Committee, provided that in the case of an ISO, no form of payment shall be allowed which would prevent the Option from qualifying as such within the meaning of Code section 422.

         (2) Payment with Options. The Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of outstanding Options as will pay all applicable withholding tax liability incurred on exercise of the Option. For this purpose, the Participant may use only Options having an exercise price less than Fair Market Value on the date such Options are transferred or exercised, and the value of any such Option so transferred shall be the difference between its then exercise price and Fair Market Value. Transfer of an Option for payment of taxes shall be considered exercise of the Option.

         (3) Payment with Stock. Subject to such Code requirements as are relevant to ISOs, a Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of shares of Stock to satisfy all or any part of the Option price and applicable withholding taxes. Such Stock may be Stock already owned by the Participant or, in the case of an NQSO, Stock to be acquired by exercise of the Option. For this purpose, the value of the Stock shall be Fair Market Value as of the date of exercise. Where payment is made in whole or in part by Stock, the Participant may not transfer fractional shares of Stock or shares of Stock with an aggregate Fair Market Value in excess of the Option price plus applicable withholding taxes.

         (4) Interim Broker Loan. The Committee may arrange through a stock brokerage or other similar agent, a loan to a Participant of some or all of the funds needed to exercise an Option. Upon application for such loan and receipt of written notice of exercise of an Option from a Participant, the broker will pay to Pentair the amount requested by the Participant to pay the Option exercise price and applicable withholding taxes. Pentair will promptly deliver to such broker a certificate representing the total number of shares of Stock to be acquired by exercise of said Option. The broker will then sell part or all of these shares and pay to the Participant the proceeds from the sale, less


                                 Appendix 2 - 5
the loan principal and any interest charged thereon from the date the broker received the notice of exercise until the date the broker is repaid.

         (5) Other Payment Methods. The Committee may, in its discretion, authorize payment by other methods or forms within the limitations imposed by the Plan and applicable state or federal law.

         (g) No Tandem Options. No ISO granted under this Plan shall contain terms which would limit or otherwise affect a Participant's right to exercise any other Option, nor shall any NQSO contain terms which will limit or otherwise affect the Participant's right to exercise any other Option in such a manner that an Option intended to be an ISO would be deemed a tandem option.

         4.3. Stock Appreciation Rights. (a) Grant of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights ("SARs") to Participants who have been granted ISOs. These SARs may relate to any number of shares, up to the total number of shares the Participant could acquire by exercise of the underlying ISOs. An SAR shall expire no later than the expiration date of the underlying ISO, and the amount paid shall not be more than 100% of the difference between the Option price and Fair Market Value of the Stock subject to the Option, determined on the date the SAR is exercised.

         (b) Exercise. Stock Appreciation Rights may be exercised at the same time, to the same extent and subject to the same conditions as the related ISO, and only when the Fair Market Value of the Stock subject to the ISO exceeds the Option price. The exercise of an SAR shall cancel the related ISO; the exercise of an ISO shall cancel a related SAR.

         (c) Payment of Stock Appreciation Rights. Upon exercise of an SAR, the Participant shall be paid in cash, Stock, Rights to Restricted Stock, Restricted Stock, or a combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value on the date the SAR is exercised.

         4.4. Issuance of Certificates. (a) Delivery. As soon as practicable after either the exercise of an Option and the delivery of payment therefor, or the exercise of an SAR which is to be paid in Stock, Rights to Restricted Stock or Restricted Stock, Pentair shall:

         (i) if Stock is to be issued due to the exercise of an Option, record in the name of the Participant a number of certificated or uncertificated shares equal to the number of shares acquired by the Participant through exercise of the Option;

         (ii) if payment is to be made in Restricted Stock, record in the name of the Participant a number of nonnegotiable certificated or uncertificated shares equal to the number of shares of Restricted Stock acquired; and


                                 Appendix 2 - 6

         (iii) if payment is to be made in Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock so acquired.

         Consistent with applicable state or federal law, the Committee may fix a minimum or maximum period of time during which a Participant may not sell any such Stock or Restricted Stock, or obtain Restricted Stock in lieu of a Right to Restricted Stock.

         (b) Designation. Shares acquired pursuant to the exercise of an ISO shall be designated as such on the stock transfer records of Pentair, to the extent the value of such shares does not exceed the exercise limit contained in
Section 4.2(b). Shares acquired by exercise of an Option which exceed this exercise limit shall be designated on Pentair's stock transfer records as shares acquired pursuant to the exercise of an NQSO. For purposes of this exercise limit, the designation of shares as acquired pursuant to the exercise of an ISO or NQSO shall be subject to change as permitted by applicable Code provisions.

SECTION 5. RESTRICTED STOCK AND INCENTIVE COMPENSATION UNITS

         5.1. Restricted Stock Awards (a) Written Agreement. Each award of Restricted Stock or Rights to Restricted Stock shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall specify the number of shares of Restricted Stock or the number of Rights to Restricted Stock awarded and any terms and conditions the Committee may require on such award.

         (b) Restriction Period. At the time of an award of Restricted Stock or Rights to Restricted Stock, the Committee shall fix a period of time ("Restriction Period") during which such restrictions as are imposed by the Committee shall remain in effect; provided that the number of shares of Stock with respect to which the Committee may make an award which fixes a Restriction Period of less than three (3) years shall not exceed five percent (5%) of the maximum number of shares available under the Plan. Such restrictions shall lapse upon expiration of the Restriction Period, or sooner if otherwise provided in the Plan.

         (c) Restrictions. In addition to such other restrictions as the Committee may impose at grant, each share of Restricted Stock or Right to Restricted Stock shall be subject to the following restrictions:

         (i) Neither Restricted Stock nor Rights to Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of during a Restriction Period.

         (ii) Except as otherwise herein provided, unless the Participant remains continuously employed by Pentair or an Affiliate until the conditions for the removal of such restrictions as the Committee may impose have been


                                 Appendix 2 - 7
                  satisfied, Restricted Stock and Rights to Restricted Stock shall be forfeited and returned to Pentair, and all rights of a Participant to receive Restricted Stock or vest in Rights to Restricted Stock shall terminate without any payment or consideration by Pentair.

         (d) Record keeping. As soon as practicable after the execution of the written agreement required by Section 5.2(a), Pentair shall:

         (i) for awards of Restricted Stock, record in the name of the Participant a number of nonnegotiable, certificated or uncertificated shares equal to the number of shares of Restricted Stock awarded; and

         (ii) for awards of Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock awarded.

         (e) Dividends. Dividends declared with respect to shares of Restricted Stock shall be paid in cash to the Participant as and when declared, or as otherwise determined by the Committee. Where Rights to Restricted Stock are awarded, the Committee shall determine whether amounts equivalent to dividends declared on Stock subject to an award of Rights to Restricted Stock shall be paid when the dividends are declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.

         (f) Annual Award Limit. The maximum number of shares of Restricted Stock granted in any one calendar year to any one Participant shall be 150,000 subject to adjustment as provided in section 3.3, but only to the extent that such adjustment does not adversely affect the status of the award as performance based compensation within the meaning of Code Section 162(m).

         (g) Performance measures. A Participant's right to and the amount of an award of Restricted Stock intended to qualify for the performance-based exception under Code section 162(m) shall be measured by achievement of established performance goals related to one or more of the following business criteria as determined by the Committee: net income; stockholder return; stock price appreciation; earnings per share; revenue growth; return on investment; return on invested capital; earnings before interest, taxes, depreciation, and amortization; operating income; market share; return on sales; asset reduction; cost reduction; return on equity; cash flow; and new product releases.

         The performance goals and business criteria to be used for such an award for a calendar year or other relevant period shall be established by the Committee before such year or period or after such year or period has commenced but while achievement of the performance goal is substantially uncertain. The Committee in its sole discretion shall have the ability to establish performance goals and business criteria on a Pentair group-wide basis or individual business unit or group level. In awarding Restricted Stock, the Committee also shall have the discretion to use such other performance measures as it


                                 Appendix 2 - 8
deems appropriate with respect to Participants who are not reasonably likely to be covered employees, within the meaning Code section 162(m), at the time all or part of a Restricted Stock award is otherwise deductible by the employer for purposes of federal income taxes.

         5.2. Incentive Compensation Units. (a) Award Agreements. Each ICU award shall be evidenced by a written agreement, executed by the Participant and Pentair, which shall specify the number of ICUs awarded and contain such other terms and conditions as the Committee may require.

         (b) ICU Account. Pentair shall establish and maintain a separate account ("ICU Account") for each Participant and record in such accounts the number of ICUs awarded to each Participant. The number of ICUs which may be realized by each Participant may be adjusted by any conditions specified by the Committee in the award agreement. The maintenance of an ICU Account is principally a bookkeeping function and does not entitle a Participant to realize on an ICU award.

         (c) Earning an ICU Award. (1) General. The ability of a Participant to realize on an ICU award shall be determined by achievement of specific corporate performance factors over the designated Incentive Period. The maximum amount of compensation per ICU payable to a Participant in any calendar year by reason of an ICU award shall not exceed twice the growth in Book Value, determined pursuant to Section 5.2(d), over the applicable Incentive Period.

         (2) Incentive Period. At the time of award, the Committee shall fix the Incentive Period during which the Participant must remain continuously employed by Pentair or an Affiliate. The Incentive Period shall generally be three (3) years, unless another expiration date is specified by the Committee or the Plan provides otherwise.

         (3) Corporate Performance Factors. The amount of compensation payable to a Participant on account of an ICU award shall be determined by application of the following factors:

         (i) the change in Book Value per share of Stock over the designated Incentive Period;

         (ii) the growth in earning per share of Stock over the designated Incentive Period;

         (iii) the average return on equity of Stock over the designated Incentive Period; or

         (iv) such other factors as the Committee shall specify at the time of grant.

         (d) Valuation of Incentive Compensation Unit. (1) Valuation at Expiration of Incentive Period. As soon as practicable after the Incentive Period expires, Pentair's


                                 Appendix 2 - 9
audited financial statements for the preceding Fiscal Year shall be provided in final form to the Committee, which shall determine the value of each ICU. Such value shall be based on the net increase in Book Value over the Incentive Period, calculated by subtracting the beginning Book Value (determined as of the December 31 immediately preceding the date the ICUs were awarded) from the ending Book Value (determined on the December 31 immediately following the end of the Incentive Period). The resulting number shall then be subject to adjustment by a multiplier which takes into account average return on equity, compounded growth in earnings per share, or any other corporate performance factors established with respect to the award being valued.

         (2) Valuation if Incentive Period Shortened. If for any reason an Incentive Period is shortened, the Committee shall determine the value of an affected Participant's ICUs as soon as practicable after the date such Period prematurely ends, and for this purpose, the ending Book Value shall be determined as of the December 31 immediately preceding the date the Incentive Period ends, or as otherwise determined by the Committee.

         (3) Adjustments to Valuation Formula. The Committee shall retain the discretion to modify the factors or formula used to value an ICU award; provided, however, that any such change shall be defined in the written agreement executed pursuant to Section 5.2(a) at the time of grant. No such modification shall in any event cause the value of an ICU award made to any one Participant to exceed the maximum possible award as defined in Section 5.2(c)(1).

         (e) Payment of ICU Account. Payment of the value of each ICU shall be made to the Participant, or, if applicable, a designated beneficiary, as soon as practicable after valuation. Such payment may be made in cash, Stock, Rights to Restricted Stock, Restricted Stock or any combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Incentive Period expires.

SECTION 6. PERFORMANCE SHARES AND PERFORMANCE UNITS

         6.1. Performance Awards. (a) Performance Agreement. Each award of Performance Shares and Performance Units shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall establish all terms and conditions applicable to the payment of a Performance Share or Performance Unit as the Committee may determine, including the achievement of relevant performance objectives. These performance objectives shall include such financial measures as return on shareholders equity, growth in earnings per share, return on sales, growth in income, growth in sales and various techniques which compare actual returns with required returns based on cost of capital criteria.

         (b) Performance Accounts. At such time as a performance award is made, Pentair shall establish an account ("Performance Account") for each Participant and


                                Appendix 2 - 10
credit the Performance Units and Performance Shares awarded to such account. Performance Shares shall be credited in the form of Restricted Stock or Rights to Restricted Stock. The maintenance of Performance Accounts is principally a bookkeeping function, and does not entitle a Participant to payment of any awards hereunder.

         (c) Dividends. Dividends or the equivalent paid with respect to Restricted Stock shall be paid in cash to the Participant as and when declared, or as otherwise determined by the Committee. The Committee shall determine whether dividends or the equivalent declared on Stock subject to Rights to Restricted Stock shall be paid when declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.

         6.2. Performance Period and Targets. (a) Performance Period. The Performance Period shall be established by the Committee at the time of the award. This period may differ for each award granted to any one Participant.

         (b) Performance Targets. At the time a performance award is established, the Committee shall establish such performance targets as it determines to be relevant. Successful completion of performance targets within the designated Performance Period shall be certified by the Committee, using such measures of performance during the Performance Period as are specified in the performance agreement.

         6.3. Earning a Performance Award. The Committee shall pay a performance award to a Participant based on the degree of attainment of the relevant performance targets during the Performance Period, and in accordance with the provisions of the performance agreement. The maximum amount of compensation a Participant may be granted by reason of a performance award in any one calendar year shall be $100,000, calculated by reference to Fair Market Value of the award on date of grant.

         6.4. Payment of Performance Awards. (a) Time for Payment. No performance award shall be payable until after earned in accordance with the terms and conditions of the performance agreement, unless otherwise provided in the Plan or in the sole discretion of the Committee. Any Performance Shares, Performance Units or other amounts credited to a Performance Account shall be paid to the Participant only when, and to the extent, the Committee so determines. All such determinations shall be made during the four (4) month period immediately following the end of the Performance Period as established in the performance agreement.

         (b) Form of Payment. Payment of Performance Shares or Performance Units shall be in the form of cash, Stock, Rights to Restricted Stock or Restricted Stock, or a combination thereof as determined by the Committee at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Performance Period expires.


                                Appendix 2 - 11

         6.5. Bonus Plans. (a) Executive Bonus Award. Pentair maintains the Executive Officer Performance Plan ("EOPP"), an annual bonus plan designed to compensate participating executive officers for performance as measured against the key financial measurements defined in the EOPP plan. To the extent an annual bonus award exceeds any amount which can be paid in cash pursuant to any limitation which may be imposed under the EOPP, the balance shall be considered an award of Performance Shares payable in the form of Restricted Stock under the Plan. The performance targets applicable to such Performance Shares shall be the same as the criteria established under the EOPP for purposes of earning the award. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the EOPP in any one calendar year is equal to the maximum award available to such Participant under the EOPP, reduced by the amount of such award payable to the Participant in cash.

         (b) Management Incentive Plan. Pentair also maintains an annual bonus plan (the "MIP") which provides incentive compensation for management employees other than executive officers. To the extent an annual bonus award exceeds any amount which can be paid in cash pursuant to any limitation which may be imposed under the MIP, the balance shall be considered an award of Performance Shares payable in the form of Restricted Stock under the Plan. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the MIP in any one calendar year is equal to the maximum award available to such Participant under the MIP reduced by the amount of such award payable to the Participant in cash.

SECTION 7. TERMINATION OF EMPLOYMENT

         7.1. General Rule. Except as otherwise provided herein, Options and SARs may be exercised and Restricted Stock, Rights to Restricted Stock, ICUs, Performance Share or Performance Unit awards paid to a Participant only in accordance with the terms and conditions specified by the Committee at the time of grant.

         7.2. Exceptions for Death, Disability or Retirement. (a) Death of a Participant. If a Participant's employment terminates due to death, any benefits under the Plan may be transferred to the beneficiary designated by the Participant. If no beneficiary has been duly designated, said benefits shall transfer pursuant to the provisions of such Participant's will, or if there is no will, by the laws of intestate succession in the state in which the Participant is domiciled on the date of death. The individual who succeeds to the Participant's benefits under the Plan may:

         (i) exercise any outstanding Options to the same extent the Participant was entitled to exercise such Options, together with any Options the Committee may accelerate, at any time prior to the earlier of six (6)


                                Appendix 2 - 12
                  months from the date of the Participant's death, or the date the Options would otherwise expire by their terms;

         (ii) receive payment of any shares of Restricted Stock or Rights to Restricted Stock based on a deemed lapse of the restrictions, or of any ICUs based on a deemed expiration of the Incentive Period and attainment of the relevant performance goals, provided that any such payment may be either prorated or otherwise paid as determined by the Committee;

         (iii) receive payment of a Performance Share or Performance Unit award, as determined by the Committee, based on the degree to which established performance targets had been attained as of the Participant's death.

         (b) Disability of Participant. A Participant who becomes Disabled may:

         (i) exercise outstanding Options that are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of twelve (12) months after the date of Disability or the date the Options would otherwise expire by their terms;

         (ii) be paid a prorated amount of an award of Restricted Stock or Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and attainment of the relevant performance goals;

         (iii) be paid a Performance Share or Performance Unit award prior to expiration of a Performance Period, as the Committee shall determine by considering the degree of attainment of established performance targets.

         (c) Retirement. At the time of Retirement, a Participant may:

         (i) exercise outstanding Options which are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of thirty (30) days following Retirement, or the date the Options would otherwise expire by their terms;

         (ii) receive a prorated payment of an award of Restricted Stock, Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and, if applicable, attainment of relevant performance goals;

         (iii) receive a payment of Performance Shares or Performance Units as the Committee shall determine by considering the degree to which performance targets have been attained.


                                Appendix 2 - 13

         (d) Other Termination of Employment. (1) Termination Not for Cause. If a Participant's employment ends for reasons other than those listed in Sections
7.2 or 7.3, outstanding Options may be exercised no later than the earlier of thirty (30) days following such termination, or the date the Options would, by their terms, expire. Any other outstanding awards under the Plan, to the extent not then earned and paid to the Participant, shall terminate unless accelerated by the Committee, subject to the provisions of Section 8.1.

         (2) Termination for Cause. If a Participant's services are terminated for cause, as determined by the Committee, all Options or other benefits granted under the Plan, to the extent not already exercised or otherwise earned or paid, shall terminate.

         7.3. Change in Control. (a) Definitions. Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or any other section of the Plan:

         (1) "Change in Control" is a change in control of Pentair, as that term is defined in the KEESA.

         (2) "KEESA" is the Key Executive Employment and Severance Agreement between Pentair and key executives, as approved by the Board effective August 23, 2000.

         (b) Treatment of Options. Upon the occurrence of a Change in Control, all Options granted to a Participant who is then employed by Pentair or an Affiliate shall, to the extent not then vested or exercised, become fully vested and immediately exercisable without regard to the terms and conditions attached to such Options at the time of grant. To the extent such Options are then exercised under circumstances which would otherwise result in a grant of Reload Options to the Participant, no such Reload Options will be granted.

         (c) Treatment of Restricted Stock. Upon the occurrence of a Change in Control the restrictions then applicable to all outstanding shares of Restricted Stock awarded under the Plan shall automatically lapse. If on the Change in Control date any dividends declared with respect to such Restricted Stock have not been paid to the Participant, then all such amounts shall be paid within ten
(10) days of the Change in Control date.

         (d) Treatment of Rights to Restricted Stock. Upon the occurrence of a Change in Control, all Rights to Restricted Stock shall be fully and immediately vested and the participant shall be paid within ten (10) days the cash value of the shares of Stock which otherwise would have been issued based on the Fair Market Value of the Stock on the Change in Control date, together with any then unpaid dividends which have been declared on the Stock subject to the award of Rights to Restricted Stock.


                                Appendix 2 - 14

         (e) ICUs. Outstanding ICUs shall be valued by assuming the corporate performance goals for the applicable Incentive Period have been met and shall be paid in cash within ten (10) days of the Change in Control date, as follows:

         (i) one-third of the ICUs awarded less than one (1) year prior to the Change in Control date shall be paid;

         (ii) two-thirds of the ICUs awarded one (1), but less than two (2) years prior to the Change in Control date shall be paid;

         (iii) all of the ICUs awarded two (2) or more years prior to the Change in Control date shall be paid.

         (f) Performance Shares. Upon the occurrence of a Change in Control the restrictions then applicable to all outstanding Performance Shares shall lapse and any dividends declared with respect to such shares which have not been paid shall be paid within ten (10) days of the Change in Control date.

         (g) Performance Units. Outstanding Performance Units shall be valued by assuming all performance targets for the applicable Performance Period have been fully met and shall be paid as cash within ten (10) days of the Change in Control date, as follows:

         (i) one-third of the Performance Units granted less than one (1) year prior to the Change in Control date shall be paid;

         (ii) two-thirds of the Performance Units granted one (1) but less than two (2) years prior to the Change in Control date shall be paid;

         (iii) all of the Performance Units granted two (2) or more years prior to the Change in Control date shall be paid.

         (h) Participants Covered under a KEESA. The provisions of this Section
7.3 shall also apply to a Participant who terminates employment before a Change in Control if the Participant has entered into a KEESA and is entitled to benefits thereunder pursuant to Section 2(b) of the KEESA.

         (i) Governing Documents. In the case of any conflict between the provisions of this Section 7.3 and any other provision of the Plan, this Section
7.3 will control. In the case of any conflict between the terms of this Plan and the terms and provisions of a Participant's KEESA, the terms of such KEESA shall control to the extent more beneficial to such Participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the Plan.

SECTION 8.        CHANGES TO AWARDS


                                Appendix 2 - 15

         8.1. Acceleration of Benefits. The Committee shall have the discretion to accelerate the exercise date of an Option or SAR or the time at which restrictions on Stock or Rights thereto lapse, to remove any Stock restrictions or to accelerate the expiration of an Incentive Period or Performance Period due to changes in applicable tax or other laws, or such other changes of circumstances as may arise after the date of an award under the Plan, or to take any such similar action it may decide, in its absolute discretion, is in the best interests of Pentair and equitable to a Participant (or such Participant's heirs or beneficiaries). Notwithstanding the above, however, the Committee shall have no discretion to increase the amount of compensation a Participant could earn by application of the preestablished performance goals and financial measurements relevant to the award, although the Committee shall retain the discretion to decrease any such award. Any action by the Committee to accelerate a grant or award for reasons other than death, disability or change in control of Pentair shall include application of a commercially reasonable discount to the compensation payable to reflect the value of accelerated payment.

         8.2. Accounting Standards. Calculation of changes to any performance goal established for purposes of making awards under the Plan shall be without regard to changes in accounting methods used by Pentair or in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established and prior to the time compensation earned on account of achievement of the relevant performance goal is paid to the Participant.

         8.3. Amendment of Awards. The Committee shall have the discretion to amend the terms of any grant or award made under the Plan. Any such amendment may be made either prospectively or retroactively, as necessary, provided that no such amendment shall either impair the rights of an affected Participant without the consent of such Participant or amend the terms of an Option so as to reduce the Option price. Absent shareholder approval, the Committee may not cancel any outstanding Option and replace it with a new Option which has a lower Option price, if such action would have the same economic effect as reducing the Option price of such a canceled Option.

SECTION 9.        MISCELLANEOUS PROVISIONS

         9.1. Stockholder Privileges. (a) Options. Until such time as a Stock certificate is issued, a Participant, or other person entitled to exercise an Option under the Plan, shall have none of the privileges of a stockholder with respect to Stock covered by an Option granted under this Plan.

         (b) Other Awards. Upon delivery of Restricted Stock to a Participant (or to an escrow holder, if applicable) such Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, subject to the restrictions imposed, including the right to receive dividends and vote the shares of Restricted Stock. Participants for whom an account is established to record an award of Rights to Restricted Stock shall not have the rights of a shareholder until such time as the Rights to Restricted Stock vest, but may, in the discretion of the Committee, receive payment of or credit for the equivalent of


                                Appendix 2 - 16
dividends otherwise payable with respect to the number of shares of Stock to which such Rights to Restricted Stock relate.

         In the event of forfeiture, the certificate or certificates, if any, representing such Restricted Stock shall be delivered to Pentair, accompanied by executed instruments of transfer. If the Restricted Stock is held in escrow, Pentair shall be entitled to have the certificates representing the Restricted Stock redelivered to it out of escrow.

         (c) Interest. The Committee may provide for the crediting of earnings interest with respect to Performance Units or ICUs credited to a Participant's account. Any rate of earnings credited hereunder shall be determined by the Committee.

         (d) Sale of Stock or Restricted Stock. The Committee may fix a period during which any Stock, Right to Restricted Stock or Restricted Stock acquired under the Plan may not be sold, provided that the Committee may not fix any period which is less than or which exceeds such requirements as may be imposed by applicable state or federal law.

         9.2. Amendment, Suspension, Modification and Termination of Plan. The Committee, subject to approval by the Board, may amend or modify the Plan at any time to conform to changes in applicable laws or in any other respect deemed to be in the best interests of Pentair. Pursuant to Code section 422, however, no such amendment shall, without shareholder approval (i) materially increase the number of shares of Stock as to which ISOs may be granted under the Plan,
(ii) materially modify the requirements as to eligibility to receive Options under the Plan, (iii) materially increase the benefits accruing to Participants receiving ISOs under the Plan, (iv) reduce an ISO Option price below Fair Market Value on the day the Option is granted, (v) permit the award of SARs other than in tandem with an ISO, (vi) extend the period during which an Option may be granted or exercised, or (vii) extend the termination date of the provisions of the Plan which permit the granting of ISOs. No amendment or modification of the Plan shall adversely affect any Participant under the Plan, or any section thereof, without such Participant's consent.

         9.3. Administration. The Plan shall be administered by the Committee. Pursuant to this delegation, the Committee is authorized to (i) interpret and construe the Plan, (ii) adopt, amend, or rescind rules and regulations relating to the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan, to the extent not contrary to the express provisions of the Plan. Any actions, determinations or other interpretations made by the Committee within the scope of its authority shall be final, binding and conclusive for all purposes.

         9.4. Indemnification. To the extent permitted by law, members of the Committee and the Board shall be indemnified and held harmless by Pentair with respect to any loss, cost, liability or expense that may reasonably be incurred in connection with any claim, action, suit or proceeding which arises by reason of any act or omission under the Plan, taken within the scope of the authority delegated herein.


                                Appendix 2 - 17

         9.5. Expenses. The expenses of maintaining and administering this Plan shall be borne by Pentair.

         9.6. Rights of Participants. Nothing in this Plan shall interfere with or limit in any way the right of Pentair or an Affiliate to terminate any individual's employment at any time, with or without notice or cause. This Plan does not, nor is it intended to, confer upon any employee the right to continue in the employment of Pentair or an Affiliate.

         9.7. Transferability. (a) Nontransferability. Except as otherwise specified in the Plan, Options, SARs, Restricted Stock, Rights to Restricted Stock, ICUs, Performance Shares and Performance Units granted or awarded under the Plan shall not be transferable.

         (b) Designation of Beneficiary(ies). A Participant may designate a person or persons to receive his or her Plan benefits in the event of death. Such designation shall be on forms as prescribed by the Committee and may be modified or revoked only in writing.

         9.8. Governing Law. To the extent not preempted by applicable federal law, this Plan shall be construed and interpreted in accordance with the substantive laws of the State of Minnesota.





                                Appendix 2 - 18

                                                                      APPENDIX 3


                                  PENTAIR, INC.
                         COMPENSATION COMMITTEE CHARTER

The purposes of the Compensation Committee are to establish the compensation philosophy and employee compensation programs for the Company, including (a) discharging the responsibilities of the Board of Directors relating to compensation of the Company's executive officers and (b) producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

The Compensation Committee has overall responsibility for compensation actions affecting the Company's chief executive officer (the "CEO") and other officers elected by the Board of Directors from time to time (collectively, "Officers"). Each member of the Committee shall be (a) an Independent director, (b) a "Non-Employee Director" under the qualifications set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and (c) an "outside director" for purposes of Section 162(m)(4)(C) of the Internal Revenue Code. The members of the Compensation Committee, which shall be at least three in number, and its Chairperson will be appointed by the Board of Directors on the recommendation of the Governance Committee. Any member of the Compensation Committee may be removed by a majority vote of the Board of Directors.

The Committee shall meet separately or with management, other personnel and its advisors as frequently as it shall determine necessary or appropriate in its reasonable judgment to perform its duties hereunder.

For a director to qualify as "Independent":

         (a) The Board of Directors must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company) that would prevent the director from acting independently from management of the Company.

         (b) The director (including such director's immediate family members and anyone who shares the same home as such director) within the immediately preceding five (5) years shall not be or have been:

                  (i) an employee of the Company or any affiliate of the Company;

                  (ii) affiliated with or employed by a present or former auditor of the Company or a material affiliate of the Company, at a time when such auditor was the external auditor of the Company;

                  (iii) part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director; or


                                 Appendix 3 - 1

                  (iv) a significant supplier or customer, or an affiliate of any significant supplier or customer of the Company or any of its material affiliates or subsidiaries.

The Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to shareholders relating to the Company's compensation philosophy and practices for Officers and administration of the Company's various employee benefit plans. In so doing, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the Company's financial management and, if appropriate, independent outside professional compensation advisors.

In carrying out these responsibilities, the Committee will:

1. Adopt an executive compensation strategy consistent with the Company's plans and objectives and linked to the Company's pay for performance philosophy. The Committee shall review and approve corporate goals and objectives relevant to the CEO's compensation.

2 Review and establish all compensation arrangements and agreements between the Company and Officers, and other senior executives, and take all necessary salary actions in the form of written resolutions. Such arrangements may include, but not be limited to cash compensation, bonuses, stock options, restricted stock awards, insurance, retirement, other benefits and other perquisites.

3. With respect to the CEO, be responsible for evaluating, at least annually, the CEO's performance in light of the Company's goals and objectives, and shall set the CEO's compensation level based on this evaluation.

         (a) In determining the long-term incentive component of the CEO's compensation, the Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in prior years.

         (b) All Independent directors on the Board of Directors shall be given the opportunity to give input on the performance of the CEO in connection with the annual performance review conducted by the Committee.

4. Supervise participation in all stock plans (Omnibus Stock Incentive Plan, Stock Bonus Purchase Plan, RSIP Plus, etc.) and grant awards under these stock plans consistent with each plan's intended purpose.

5. Periodically review the competitiveness of major compensation, bonus, stock incentive, retirement and savings plans, the Company's retirement program philosophy, and the adequacy of retirement benefits, savings programs, and retirement planning programs for all categories of employees.


                                 Appendix 3 - 2

6. Meet with the CEO, Human Resources management, legal counsel, and if deemed appropriate, independent outside professional compensation advisors to review current trends and practices in executive compensation and disclosure requirements under various securities and exchange rules and regulations. The Committee has the sole authority to retain and terminate any outside compensation advisors, including sole authority to approve the firm's fees and other retention terms, hired for the purpose of assisting the Committee in the evaluation of director, CEO or Officer compensation.

7. Review incentive-compensation plans and stock-based compensation programs and make recommendations to the Board of Directors with respect to such programs and the relative weighting and composition of stock-based compensation in overall Officer compensation.

8. Review annually with the CEO and the Governance Committee, the recruitment, development, and promotion programs of candidates expected to assume senior management positions as well as high potential candidates.

9. Within the scope of its duties, to investigate or have investigated any matter of concern brought to its attention as the Committee determines to be necessary or appropriate. The Committee specifically has the power to retain outside advisors for this purpose if, in its judgment, that is appropriate.

10.      Conduct an annual evaluation of the performance of the Committee.

11.      Report its activities to the Board of Directors at each Board meeting.

12. Prepare annually a report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission.

12. The Committee has the power and authority to delegate such of its powers and duties to one or more subcommittees of the Committee, as it from time to time determines to be necessary and/or appropriate. The Committee also performs other functions that are delegated by the Board from time to time.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and environment, and to assure the Board of Directors and shareholders that the executive compensation and stock plan practices of the Company are in accordance with all requirements and are of the highest quality.


                                 Appendix 3 - 3

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


                                                                      APPENDIX 4


                                  PENTAIR, INC.
                       AUDIT AND FINANCE COMMITTEE CHARTER
                       -----------------------------------

The Audit and Finance Committee is responsible for (a) assisting the Board of Directors with oversight of the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, including

         (i)      the integrity of the Company's financial statements,
         (ii) the Company's compliance with legal and regulatory requirements,
         (iii) the independence and qualifications of the Company's external auditor and
         (iv) the performance of the Company's internal audit function and of the external auditor, and

(b) preparing the report that Securities and Exchange Commission ("SEC") rules require be included in the Company's annual proxy statement.

The Committee shall meet as a committee at least quarterly with the Company's senior financial management, with the Company's senior internal audit staff, and with the external auditor, either together, separately or alone, as the Committee may deem appropriate from time to time. In addition, the Committee shall meet separately or with management, other personnel, and its advisors as frequently as it shall determine necessary or appropriate in its reasonable judgment to perform its duties hereunder. It shall meet periodically with the Company's General Counsel to review legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

The Committee shall generally be referred to as the Audit Committee.

1. Committee Composition. The Audit Committee shall consist of at least three directors, all of whom shall be Independent and financially literate. All members of the Committee shall be directors of the Company. In addition, at least one member of the Committee shall be an Audit Committee Financial Expert, as determined by the Board of Directors. The members of the Audit Committee, and its Chairperson, will be appointed by the Board of Directors on the recommendation of the Governance Committee. Any member of the Audit Committee may be removed by a majority vote of the Board of Directors. If an Audit Committee member simultaneously serves on the audit committee of more than two other public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and disclose such determination in the Company's annual proxy statement.

         Each Committee member will submit an annual statement to the Board of Directors confirming compliance with these independence requirements.

         QUALIFICATIONS

         "Audit Committee Financial Expert" shall mean a person who has, through


                                 Appendix 4 - 1

                  (i) education and experience as a public accountant, auditor, principal financial officer, controller, or principal accounting officer or experience in one or more positions that involve the performance of similar functions,

                  (ii) experience actively supervising a public accountant, auditor, principal financial officer, controller, or principal accounting officer or other person performing similar functions,

                  (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or

                  (iv)     other relevant experience,

         the following attributes:

         (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements;

         (b) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can resonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (d) an understanding of internal controls and procedures for financial reporting; and

         (e)      an understanding of audit committee functions.

         For a director to qualify as "Independent":

         (a) The Board of Directors must affirmatively determine that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company) that would prevent the director from acting independently of management of the Company.

         b) The director (including such director's immediate family members and anyone who shares the same home as such director) within the immediately preceding five (5) years shall not be or have been:

                  (i) an employee of the Company or any affiliate of the Company;
                  (ii) affiliated with or employed by a present or former auditor of the Company or a material affiliate of the Company, at a time when such auditor was the external auditor of the Company;


                                 Appendix 4 - 2

                  (iii) part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director; or
                  (iv) a significant supplier or customer, or an affiliate of any significant supplier or customer, of the Company or any of its material affiliates or subsidiaries.

         (c) The director may not, other than in his or her capacity as member of the Board of Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any affiliate (as defined and interpreted pursuant to SEC rules).

         (d) Other than in his or her capacity as a member of the Board of Directors or any committee thereof, the director may not be an affiliated person of the Company or any of its subsidiaries (as defined and interpreted pursuant to SEC rules).

2. Hiring and Independence of External Auditors. The Audit Committee is directly responsible for the appointment, compensation, terms of engagement (including retention and termination) and oversight of the work of the independent registered public accounting firm chosen to serve as external auditor of the Company for the purpose of preparing or issuing an audit report or related work, and for rendering opinions reflecting proper compliance with GAAP and various financial accounting standards. The external auditor shall report directly to the Audit Committee.

         (a) The external auditor appointed by the Committee shall, in the opinion of the Committee, be independent of the Company. An external auditor does not meet the independence requirement of this Charter if a chief executive officer, controller, chief financial officer, chief accounting officer, any person serving in an equivalent position for the Company or any person in a position to, or that does, exercise influence over the contents of the Company's financial statements or anyone who prepares them, was employed by the external auditor and participated in any capacity in the audit of the Company during the one year period preceding the date of the initiation of the audit.

         (b) The Committee shall require the external auditor to submit on a periodic basis to the Committee a formal written statement delineating all relationships between the external auditor and the Company; shall actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditor.

         (c) On an annual basis, the Committee shall be responsible for obtaining and reviewing a report by the external auditor describing: (i) the external auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the external auditor, or by any inquiry or investigation by governmental or professional authorities,


                                 Appendix 4 - 3
                  within the preceding five years, respecting one or more independent audits carried out by the external auditor, and
                  (iii) any steps taken to deal with any such issues.

         (d) In appointing an external auditor, the Committee shall require audit partner rotation at least every 5 years, after the effective date of any transition time periods under applicable SEC and other rules and regulations.

         (e) The Committee shall report periodically to the Board regarding its determinations and findings with respect to the independence and qualifications of the external auditor.

         (f) The Committee shall set clear policies for the hiring by the Company of employees or former employees of the external auditors who participated in any capacity in the audit of the Company.

3. Audit Services and Permitted Non-Audit Services; Conduct of Audit. The Audit Committee is responsible for approving all auditing services (including providing comfort letters in connection with securities underwritings) and all Permitted Non-Audit Services, proposed to be provided by the external auditor, PRIOR to the rendering of such services.

         (a) The Committee shall review and approve the external auditor's audit plan including scope, staffing and timing of work.

         (b) "Permitted Non-Audit Services" shall mean such non-audit services, including tax services, that are permitted by law and applicable rules and regulations, but SHALL NOT INCLUDE the following services, after the effective date of any transition time periods under applicable SEC and other rules and regulations:

                  (i) bookkeeping or other services related to the accounting records or financial statements of the company;
                  (ii) financial information systems design and implementation;
                  (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
                  (iv) actuarial services related to financial statement amounts or disclosures;
                  (v)      internal audit outsourcing services;
                  (vi)     management functions or human resources;
                  (vii) broker or dealer, investment adviser, or investment banking services;
                  (viii)   legal services; or
                  (ix)     expert services unrelated to the audit.

         (c) The Committee may delegate authority to approve Permitted Non-Audit Services to one or more members of the Committee, provided that such approvals are disclosed to the Audit Committee at its next regularly scheduled Committee meeting, and shall cause such approved non-audit services to be disclosed in the Company's periodic reports in accordance with SEC rules.


                                 Appendix 4 - 4

         (d) The Committee shall receive reports from the external auditor regarding:

                  (i) all critical accounting policies and practices to be used in the audit;
                  (ii) all alternative treatments of financial information within GAAP that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor;
                  (iii) other material written communications between the external auditor and management of the Company, such as any management letter or schedule of unadjusted differences.

         (e) The Committee shall review with the external auditor any audit problems or difficulties and management's response, including any restrictions on the scope of the external auditor's activities or on access to requested information, and any significant disagreements with management, such as

                  (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" as immaterial or otherwise;
                  (ii) any communications between the audit team and the external auditor's national office respecting auditing or accounting issues presented by the engagement; or
                  (iii) any management or internal control letter issued or proposed to be issued by the audit firm to the Company.

         (f) Discuss with the external auditor such other matters as it deems relevant in its judgment or those required to be discussed by applicable laws, rules, regulations and accounting standards, including Statement on Auditing Standards No. 61, relating to the conduct of the audit.

4. Financial Statements; Accounting Practices and Policies. With regard to the Company's financial statements and accounting practices and policies, the Committee shall:

         (a) Meet with management to review the annual audited financial statements and discuss major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         (b) Review significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         (c) Review and discuss with management and the external auditor the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".


                                 Appendix 4 - 5

         (d) Review major changes to the Company's auditing and accounting principles and practices as suggested by the external auditor, internal auditor or management.

         (e) Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         (f) Be responsible for resolution of disagreements between management of the Company and the external auditor regarding financial reporting.

5. Risk Management. The Committee shall review and discuss policies with respect to risk assessment and risk management, and advise management of any suggested additions or changes to such policies and guidelines that govern the process by which risk assessment and risk management is handled. It is the Audit Committee's responsibility to meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Internal Audit Function. With regard to the Company's internal audit practices, the Committee shall:

         (a) Perform a general oversight function assuring adequate competent staff and sufficient internal control policies to ensure the integrity of the Company's financial reporting process.

         (b)      Review the performance of the internal audit department.

         (c) As appropriate, review significant reports to management prepared by the internal audit department and management's responses.

         (d) Discuss with the external auditor, the appropriate responsibilities, budget and staffing of the Company's internal audit function, as well as any limitation on the internal audit that the external auditor is aware of.

7. Procedure for Reporting Accounting and Auditing Concerns. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

8. Disclosures Regarding Controls. The Audit Committee shall review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer, or their equivalent, during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.


                                 Appendix 4 - 6

9. Outside Advisors. The Audit Committee shall have the authority to retain additional legal, accounting or other advisers, as it deems necessary to advise the Committee. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the outside auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Committee. The Audit Committee may request any officer or employee of the Company or the Company's or Committee's outside counsel or external auditor, or other consultants and advisors to attend a meeting of the Committee or to meet with any members of the Committee.

10.      Other Duties and Responsibilities. The Audit Committee shall:

         (a) Review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for its review and approval.

         (b) Prepare the report required by the rules of SEC to be included in the Company's annual proxy statement regarding the activities of the Audit Committee and shall submit all required certifications to the appropriate exchanges.

         (c)      Perform an annual performance evaluation of the Audit
                  Committee.

         (d) Reports its activities to the Board of Directors at each Board meeting

         (e) Perform such other duties as delegated to it from time to time by the Board of Directors.

11. Finance Oversight. In addition to its responsibilities for oversight of the Company's accounting and financial reporting process, the Audit Committee also provides oversight for the financing strategy, investment policies and financial condition of the Company. The Committee shall conduct reviews, receive reports, provide direction to management and counsel to the Board of Directors concerning matters within the scope of this responsibility.

         In order to accomplish its objectives, in consultation with management and legal counsel, as the Committee deems necessary or appropriate, the Committee shall have the following specific responsibilities and authority:

         (a) Shall conduct reviews jointly with management prior to making recommendations regarding:

                  (i)      Changes in company capital structure.

                  (ii)     Sales or repurchases of equity and long-term debt.

                  (iii)    The financing of major capital expenditure programs.


                                 Appendix 4 - 7

                  (iv) The financing of acquisitions, divestitures, joint ventures, partnerships or other combinations of business interests.

                  (v) Annual financial performance objectives as developed by management.

                  (vi)     Dividend policy and declarations.

                  (vii) The use of any derivative related instruments, including its use to manage currency and interest exposure.

                  (viii)   Foreign currency positions.

         (b) Shall review investment policies and practices as follows:

                  (i) Review investment policies relating to the Company's qualified employee plans and approve any material changes to such policies.

                  (ii) Receive and review written semi-annual investment performance reports.

                  (iii) Review annually management's reports regarding the effectiveness of trustees and performance of investment managers relative to established benchmarks.

                  (iv) Report investment results to the Board of Directors annually and, as conditions may require, report on the result of any specific inquiries and analysis.

                  (v) As to the 401(k) plans, review (a) the criteria for selecting funds to be offered to participants and (b) the performance and related risks of each fund.

         (c) If appropriate and necessary to receive information not otherwise available, contact directly outside investment managers and advisors and such other persons within or outside of the company.


                                 Appendix 4 - 8

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









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


                                 [LOGO] PENTAIR

        PLEASE SIGN AND RETURN PROMPTLY TO REDUCE SOLICITATION EXPENSES


                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003

     The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 3, 2003, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 30, 2003, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.


1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below except those I have struck by a line through their names.

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

             Charles A. Haggerty          Randall J. Hogan

2. APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER
   PERFORMANCE PLAN for Section 162(m) purposes.             [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


                           (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM REVERSE SIDE)

3. APPROVAL OF AMENDMENT TO THE OMNIBUS STOCK
   INCENTIVE PLAN for Section 162(m) purposes.               [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


4. To transact such other business as may properly come before the meeting or any adjournment thereof.


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH
NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.



                                                          THIS PROXY IS SOLICITED ON BEHALF OF
                                                          THE BOARD OF DIRECTORS OF PENTAIR, INC.


                                                          _____________________________________________________
                                                                                Signature


                                                          _____________________________________________________
                                                                        Signature if held jointly


                                                          Dated: ________________________________________, 2003
                                                                  THIS CARD MUST BE DATED.
                                                          (Please sign exactly as your name appears to the
                                                          left. When shares are held by joint tenants, both
                                                          should sign. When signing as executor, administrator,
                                                          attorney, trustee or guardian, please give full title
                                                          as such. If a corporation, please sign in full
                                                          corporate name by president or other authorized
                                                          officer. If a partnership, please sign in partnership
                                                          name by an authorized person.)

                                 [LOGO] PENTAIR











                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES












                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003











--------------------------------------------------------------------------------


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

     As a participant in the Pentair, Inc. International Employee Stock Purchase and Bonus Plan (Plan), I hereby direct ABN AMRO Trust Company (Jersey) Limited as Trustee, to vote, as designated below, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 30, 2003, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Plan as of March 3, 2003. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Trustee, by April 23, 2003.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                             ------------------
                                                            |COMPANY #         |
                                                            |CONTROL #         |
                                                             ------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


VOTE BY INTERNET -- http://www.eproxy.com/pnr/ -- QUICK --- EASY --- IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 29, 2003.
o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number (SSN) or Tax Identification Number (TIN) for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Pentair, Inc., c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.


           IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


--------------------------------------------------------------------------------

                                    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
1. ELECTION OF DIRECTORS:          01 Charles A. Haggerty                       [ ] FOR all                [ ] WITHHOLD AUTHORITY
                                   02 Randall J. Hogan                              nominees listed            to vote for all
                                                                                    (except as marked)         nominees listed

                                                                                    --------------------------------------------
 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,           |                                            |
 WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)          |                                            |
                                                                                    --------------------------------------------

                                                     \ PLEASE FOLD HERE /
---------------------------------------------------------------------------------------------------------------------------------


2.    APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN
      for Section 162(m) purposes.                                              [ ] For          [ ] Against          [ ] Abstain

3.    APPROVAL OF AMENDMENT TO THE OMNIBUS STOCK INCENTIVE
      PLAN for Section 162(m) purposes.                                         [ ] For          [ ] Against          [ ] Abstain

4.    To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE,
THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ]    Indicate changes below:
                                                                                       Date _______________________________, 2003
                                                                                               THIS CARD MUST BE DATED.



                                                                                    -------------------------------------------
                                                                                   |                                           |
                                                                                   |                                           |
                                                                                   |                                           |
                                                                                    -------------------------------------------
                                                                                   Signature(s) in Box
                                                                                   (Please sign exactly as your name appears to the
                                                                                   left. When shares are held by joint tenants, both
                                                                                   should sign. When signing as executor,
                                                                                   administrator, attorney, trustee or guardian,
                                                                                   please give full title as such. If a corporation,
                                                                                   please sign in full corporate name by president
                                                                                   or other authorized officer. If a partnership,
                                                                                   please sign in partnership name by an authorized
                                                                                   person.)

------------------------------------------------------------------------------------------------------------------------------------

                                 [LOGO] PENTAIR
















                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES

















                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 30, 2003
















--------------------------------------------------------------------------------


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

     The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 3, 2003 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 30, 2003, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

     Furthermore, if I am a participant in the Pentair, Inc. Employee Stock Ownership Plan (Pentair ESOP), I hereby direct Fidelity Management Trust Company as Pentair ESOP Trustee, to vote at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, April 30, 2003, at the Thrivent Financial Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Pentair ESOP as of March 3, 2003. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Pentair ESOP Trustee, by April 23, 2003. If it is not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares held in my account will be voted by Fidelity Management Trust Company, in the same proportion that the other participants direct them to vote shares allocated to their accounts.


                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                             ------------------
                                                            |COMPANY #         |
                                                            |CONTROL #         |
                                                             ------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 29, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number (SSN) or Tax Identification Number (TIN) for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.

o    Follow the simple instructions the Voice provides you.


VOTE BY INTERNET -- http://www.eproxy.com/pnr/ -- QUICK --- EASY --- IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 29, 2003.

o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number (SSN) or Tax Identification Number (TIN) for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Pentair, Inc., c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

--------------------------------------------------------------------------------

                                    THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.
1. ELECTION OF DIRECTORS:          01 Charles A. Haggerty                       [ ] FOR all                [ ] WITHHOLD AUTHORITY
                                   02 Randall J. Hogan                              nominees listed            to vote for all
                                                                                    (except as marked)         nominees listed

                                                                                    --------------------------------------------
 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,           |                                            |
 WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)          |                                            |
                                                                                    --------------------------------------------

                              \ PLEASE FOLD HERE /
--------------------------------------------------------------------------------


2.    APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN
      for Section 162(m) purposes.                                              [ ] For          [ ] Against          [ ] Abstain

3.    APPROVAL OF AMENDMENT TO THE OMNIBUS STOCK INCENTIVE
      PLAN for Section 162(m) purposes.                                         [ ] For          [ ] Against          [ ] Abstain

4.    To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE,
THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ]    Indicate changes below:
                                                                                       Date _______________________________, 2003
                                                                                               THIS CARD MUST BE DATED.



                                                                                    -------------------------------------------
                                                                                   |                                           |
                                                                                   |                                           |
                                                                                   |                                           |
                                                                                    -------------------------------------------
                                                                                   Signature(s) in Box
                                                                                   (Please sign exactly as your name appears to the
                                                                                   left. When shares are held by joint tenants, both
                                                                                   should sign. When signing as executor,
                                                                                   administrator, attorney, trustee or guardian,
                                                                                   please give full title as such. If a corporation,
                                                                                   please sign in full corporate name by president
                                                                                   or other authorized officer. If a partnership,
                                                                                   please sign in partnership name by an authorized
                                                                                   person.)

------------------------------------------------------------------------------------------------------------------------------------

                                 PENTAIR, INC.
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 30, 2003

               YOUR HOUSEHOLD WILL RECEIVE ONLY ONE COPY OF OUR
                             SUMMARY ANNUAL REPORT
                 ANNUAL REPORT ON FORM 10K AND PROXY STATEMENT



     If you share the same address and last name as other shareholders residing in your household and did not object, only one copy of Pentair's Summary Annual Report, Annual Report on Form 10K and Proxy Statement has been mailed to your address, with each Pentair shareholder residing at your address receiving a separate proxy card in its own envelope. This procedure is referred to as "householding." Shareholders who objected to householding will receive a complete set of the Annual Meeting Materials.


     If you wish to receive separate copies of the Annual Meeting Materials, please notify us by writing or calling Pentair, Inc., 1500 County Road B2 West, St. Paul, Minnesota 55113, Attention: Secretary, Telephone: (651) 636-7920 or
(800) 328-9626.